                           COLORADO CENTER TOWER ONE
                                  OFFICE LEASE

                                    between

                              WRC PROPERTIES, INC.

                             a Delaware corporation

                                  as Landlord

                                      and

                    Superior National Insurance Group, Inc.
                             a Delaware Corporation

                                   as Tenant

                               TABLE OF CONTENTS
                                      FOR
                                     LEASE

Basic  Lease Information                                                      A
1.     Definitions.                                                           1
2.     Premises.                                                              3
       2.1   Grant                                                            3
       2.2   Center Common Area                                               3
       2.3   Tenant's Right to Use                                            3
       2.4   Parking Area                                                     4
       2.5   Parking Charges                                                  4
3.     Term                                                                   4
       3.1   Preliminary Term                                                 4
       3.2   Initial Term                                                     4
       3.3   Extended Terms                                                   4
       3.4   Commencement Date, Expiration Date and Lease Year                4
       3.5   Commencement Date Certificate                                    5
4.     Rent                                                                   5
       4.1   Payment of Rent - General                                        5
       4.2   Preliminary Term Rent                                            5
       4.3   Base Rent                                                        5
       4.4   Additional Rent                                                  6
       4.5   Tenant's Operating Expenses                                      6
5.     Completion and Occupancy of Premises                                   6
       5.1   Construction of Leasehold Improvements                           6
       5.2   Tenant's Allowance                                               6
       5.3   Delayed Possession                                               7
       5.4   Occupancy of Premises                                            7
6.     Use and Operation of Premises                                          7
       6.1   Operations                                                       7
       6.2   Unlawful Purposes                                                7
       6.3   Abandonment                                                      7
       6.4   Nuisance                                                         7
       6.5   No Sale of Goods from Premises                                   7
       6.6   Rules and Regulations                                            8
7.     Services, Maintenance, Repair and Alterations by Landlord              8
       7.1   Operation of Building                                            8
       7.2   Services to Premises                                             8
       7.3   Building Services                                                8
       7.4   Maintenance, Repair and Replacement                              9
       7.5   Additional Services and Utilities                               10
       7.6   Alterations by Landlord                                         10
       7.7   Energy, Conservation and Security Policies                      11
8.     Center Common Area                                                    11

       8.1   Landlord's Reserved Rights                                      11
       8.2   Maintenance and Repair                                          11
9.     Maintenance by Tenant                                                 11
       9.1   Condition of Premises                                           12
       9.2   Failure to Maintain Premises                                    12
10.    Tenant's Property                                                     12
       10.1  Trade Fixtures and Personal Property                            12
       10.2  Signs                                                           12
11.    Alterations by Tenant                                                 13
12.    Mechanic's Liens                                                      13
13.    Assignment and Subletting                                             13
       13.1  Consent Required                                                13
       13.2  Tenant Remains Liable                                           14
       13.3  Standard For Consent                                            14
       13.4  Transfer by Landlord                                            14
       13.5  Assignment to Permitted Assignee                                15
14.    Taxes                                                                 15
       14.1  Payment by Landlord                                             15
       14.2  Payment by Tenant                                               16
15.    Insurance                                                             16
       15.1  Coverage by Landlord                                            16
       15.2  Coverage by Tenant                                              16
       15.3  Insurance Provisions                                            17
       15.4  Waiver of Subrogation                                           18
       15.5  Increase in Insurance Premiums                                  18
       15.6  Payment of Landlord's Insurance Expenses                        18
16.    Access by Landlord                                                    18
17.    Damage by Fire or Other Casualty                                      19
       17.1  Limited Damage to Premises                                      19
       17.2  Major Damage to Premises                                        19
       17.3  Abatement                                                       19
       17.4  Major Damage to Building                                        19
       17.5  Limitation on Landlord's Liability                              20
18.    Eminent Domain                                                        20
       18.1  Taking of Premises                                              20
       18.2  Partial Taking of Building                                      20
       18.3  Surrender                                                       20
       18.4  Partial Taking of Premises                                      21
       18.5  Awards                                                          21
19.    Quiet Enjoyment                                                       21
20.    Landlord's Warranties and Covenants                                   21
21.    Hazardous Materials                                                   21
22.    Subordination                                                         22
23.    Holding Over                                                          22
24.    Default                                                               23

       24.1  Events of Default                                               23
       24.2  Remedies                                                        24
25.    Default by Landlord                                                   25
26.    Indemnification                                                       25
       26.1  Landlord's Indemnification                                      25
       26.2  Tenant's Indemnification                                        25
       26.3  Limitations on Liability of Landlord                            26
27.    Compliance with Laws and Requirements of Public Authorities           26
28.    Arbitration                                                           27
29.    Estoppel Certificate                                                  27
30.    WAIVER OF TRIAL BY JURY                                               27
31.    Notices                                                               28
32.    Miscellaneous                                                         28
       32.1  Attorneys' Fees                                                 28
       32.2  Surrender of the Premises                                       28
       32.3  Force Majeure; Time of the Essence                              29
       32.4  No Implied Surrender or Waiver                                  29
       32.5  Construction and Interpretation                                 29
       32.6  Relationship of the Parties                                     29
       32.7  Severability                                                    29
       32.8  Heirs and Assigns                                               30
       32.9  Entire Agreement: Modification                                  30
       32.10 Captions: References                                            30
       32.11 Brokerage Commission                                            30
       32.12 Choice of Law                                                   30
       32.13 Execution                                                       30
       32.14 Limitation on Right of Recovery                                 30
       32.15 Name of Building and Center                                     31
       32.16 Relocation - Substitute Premises                                31
       32.17 Nondiscrimination                                               31
       32.18 Deposit                                                         31
       32.19 Guaranty                                                        32
       32.20 No Air Rights                                                   32
       32.21 No Recording                                                    32
       32.22 Financial Statements                                            32
       32.23 Tenant Authority                                                33

                                              Page After Basic Lease Information
                                                     On Which Schedule/Exhibits
                                                           Are First Referenced

SCHEDULE 1-Supplemental Provisions.............................................A
Exhibit A, Floor Plan Indicating the Location of the Premises..................1
Exhibit B-1, Site Plan of the Center...........................................1
Exhibit B-2, Legal Description of Land.........................................1
Exhibit B-3, Legal Description of the Center...................................1
Exhibit C, Determination of Tenant's Operating Expenses........................1
Exhibit D, Commencement Date Certificate.......................................4
Exhibit E, Tenant Improvements...........................[Intentionally Deleted]
Exhibit F, Rules and Regulations...............................................2
Exhibit G, Form of Subordination, Non-Disturbance and Attornment Agreement....16
Exhibit H, Form of Guaranty...................................................22
Exhibit I, Financial Statement................................................22

                            BASIC LEASE INFORMATION

LEASE DATE:         October 19. 2000

LANDLORD:           WRC Properties, Inc. a Delaware corporation

TENANT:             Superior National Insurance Group, Inc., a Delaware
                    Corporation

ADDRESS OF          Colorado Center Tower One, Suite 11500
PREMISES:           2000 South Colorado Boulevard
                    Denver, Colorado 80222
                    Contact: Regional Manager
                    Telephone: (303) 692-0183

PREMISES:           Suite 11500, of the Tower One Office Building as
                    outlined in Exhibit A, Floor Plan Indicating the
                    Location of the Premises, hereto. The approximate rentable area of the Premises is 5,895 Square Feet.

BUILDING:           Colorado Center Tower One
                    2000 South Colorado Boulevard
                    Denver, CO 80222

LAND: Legal Description of Building footprint on Exhibit B-2, Legal Description of the Land hereto.

USE:                Office space (Paragraph 6.1)

COMMENCEMENT DATE: See Schedule 1, Supplemental Provisions, Paragraph 1 (anticipated) (Paragraph 3.4)

EXPIRATION DATE: Schedule 1, Supplemental Provisions, Paragraph I
(anticipated) (Paragraph 3.4)

LEASE TERM:         See Schedule 1, Supplemental Provisions, Paragraph 1
(Paragraph 3.2)

EXTENSIONS:         None

BASE RENT:          Calendar Period                                          Monthly Base Rent
                    -------------------                                      -----------------
                    October 1,2000 - Expiration of month-to-month term          $12,281.25
                    (as set forth in Schedule 1, Paragraph 1)

                    Commencement of 3 year term - month 12 (as set forth in
                    Schedule 1, Paragraph 1)                                    $12,281.25

                    Month 13 - Month 24                                         $12,526.88
                    Month 25 - Month 36                                         $12,772.50

                    (Paragraph 4.3)


                                       A

EXPENSE BASE YEAR:  See Schedule 1, Supplemental Provisions, Paragraph 2
                    (for Tenant's Operating Expenses) (Exhibit C,
                    Determination of Tenant's Operating Expenses)

SECURITY DEPOSIT:   See Paragraph 32.18

PARKING SPACES: Up to 20 unreserved spaces in Tower One Garage @ $50.00 per month, per parking space [(the "Unreserved Spaces"), and 1 "VIP" space in the Tower One Garage @ $75.00 per month, per parking space (Paragraphs 2.4 and 2.5)

TENANT'S
ALLOWANCE:          Up to None, credited to Tenant in accordance with
                    Paragraph 5.2.

GUARANTOR:          None (Paragraph 32.19)

BROKER:             Mile High Properties, LLC
                    Corporate Realty Associates, Inc. (Paragraph 32.11)


The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. In the event of any conflict between any Basic Lease Information and the specific provisions of the Lease, such specific provisions shall control.


                                       B

                                     LEASE

      THIS LEASE (the "Lease") is entered into between WRC PROPERTIES, INC., a Delaware corporation ("Landlord"), and Superior National Insurance Group, Inc., a Delaware Corporation ("Tenant") as of the Lease Date set forth on the Basic Lease Information.

      LANDLORD HEREBY LEASES TO TENANT and Tenant leases from Landlord the Premises (as defined in Paragraph 1.9) upon the terms and conditions and in consideration of the rental and the other mutual covenants hereinafter set forth.

      1. Definitions.

            1.1 "Building" means the Colorado Center Tower One Office Building in the Center at the location as shown on the Site Plan attached hereto as Exhibit B-1, Site Plan of the Center (the "Site Plan") and containing approximately 179,339 Square Feet upon and under the Land described on Exhibit B-2, Legal Description of Land, attached hereto.

            1.2 "Building Common Area" means all Building areas, including, without limitation, restroom facilities, interior lobbies, corridors, service areas and any loading facilities which are not used exclusively by Tenant or other tenants of the Building, and the exterior of the Building, but does not include those areas included under the term "Center Common Area" (defined below).

            1.3 "Center" means the Colorado Center development project, consisting of both existing development and future construction at the location of the southeast corner of the intersection of 1-25 and Colorado Boulevard, City and County of Denver, State of Colorado, which Center is shown generally on the Site Plan and the legal description of which is attached hereto and incorporated herein as Exhibit B-3, Legal Description of the Center. The Center may be changed by Landlord, from time to time, in its sole discretion, so long as Tenant is not materially deprived of the use of or access to the Premises or its Parking Area, as provided under this Lease. The Center does not include the building known as the "Annex" located to the north of the "Tower One Building."

            1.4 "Center Common Area" means any sidewalks, driveways, the parking areas (including the Tower One Garage and the Tower Two Garage), ramps, service areas (including loading and unloading facilities which are for use by all tenants), Center signs, recreation areas, landscaping, walkways, aisles, lighting facilities to illuminate parking areas or other areas outside individual stores or buildings, fencing located at the Center, driveways and truck service ways for ingress and egress to and from the Building and the Center, and buildings and other facilities of the Center now or hereafter designed for use by and made available for the benefit of occupants of the Center; provided that Landlord in Landlord's sole discretion, may restrict the use of certain Center Common Area, including any and all parking areas, from time to time, so long as Tenant is not materially deprived of the use of or access to the Premises or its Parking Area, as provided under this Lease.

            1.5 "Commencement Date" means the date provided for in Paragraph 3.4.1; the anticipated Commencement Date is set forth in the Basic Lease Information.

            1.6 "Expense Base Year" shall be as set forth in Schedule 1, Supplemental Provisions, Paragraph 2, and is defined and determined pursuant to Exhibit C, Determination of Tenant's Operating Expenses.

            1.7 "Land" means that certain parcel of real property owned by Landlord, exclusive of all construction or other improvements now or hereafter located thereon or thereunder, on which the Building is located. The Land is located within the Center and is described in Exhibit B-2, Legal Description of Land.

            1.8 "Landlord's Operating Costs" for the Building and Center Common Area are defined and determined pursuant to Exhibit C, Determination of Tenant's Operating Expenses.

            1.9 "Premises" means the office space to be located in Suite 11500 of the Building as shown generally on the floor plan, attached as Exhibit A, Floor Plan Indicating Location of Premises, consisting of approximately 5,895 Square Feet.

            1.10 "Prime Rate" means the prime rate published by The Wall Street Journal (or similar publication if The Wall Street Journal is discontinued) as of the date on which a payment was due which requires a determination of the Prime Rate.

            1.11 "Rent" means all sums payable by Tenant under this Lease, including but not limited to "Base Rent" (as defined in Article 4), "Parking Charges" (as defined in Paragraph 2.5), Operating Expenses, late charges and any other charges due from Tenant to Landlord herein.

            1.12 "Rules and Regulations" means the Rules and Regulations, from time to time adopted by Landlord pursuant to Paragraph 6.6. The current Rules and Regulations are attached hereto as Exhibit F, Rules and Regulations.

            1.13 "Square Feet" and "Square Foot" are defined in Exhibit C, Determination of Tenant's Operating Expenses.

            1.14 "Retail Center" means the retail building constructed in the Center in the location depicted on the Site Plan. The Retail Center is not included in the Center Common Area.

            1.15 "Surface Parking Area" is defined as the four hundred and thirty five (435) surface parking spots located in the Center and dedicated to the exclusive use of the Retail Center and designated portions of the Tower Two Building. The Surface Parking Area is not included in the Center Common Area.

            1.16 "Tenant's Operating Expenses" are defined and determined pursuant to Exhibit C, Determination of Tenant's Operating Expenses. Tenant's Operating Expenses are payable by Tenant pursuant to Paragraph 4.5.

            1.17 "Tower One Building" means that certain existing office building located within the Center in the location depicted on the Site Plan.

            1.18"Tower One Garage" means that certain existing parking structure located in the Center in the location depicted on the Site Plan. The Tower One Garage is included in the Center Common Area and the costs associated therewith are included in Landlord's Operating Costs.

            1.19 "Tower Two Building" means that certain office building adjacent to the Retail Center located within the Center in the location depicted on the Site Plan.

            1.20 "Tower Two Garage" means the parking structure in the Center next to the Tower Two Building in the location shown on the Site Plan. The Tower Two Garage will be included in the Center Common Area and the costs associated therewith will be included in Landlord's Operating Costs.

      2. Premises.

            2.1 Grant. Landlord leases to Tenant and Tenant leases from Landlord the

            Premises, upon and subject to the terms and provisions of this Lease. 2.2 Center Common Area. Landlord and Tenant acknowledge and agree that the Center is a master planned mixed-use development to which certain office buildings, a hotel, one or more parking structures, additional landscaping and other improvements may be added from time to time and that the location and size of the Center Common Area may, at Landlord's discretion, increase or decrease as such changes or additions are made. However, Landlord shall have no obligation to build any of the aforementioned improvements. In the event Landlord builds additional improvements, the construction thereof shall not materially interfere with Tenant's use of or access to the Premises or its Parking Area, as provided under this Lease. Landlord also reserves the right to assign or convey all or part of the Center Common Area to an owner's association which shall thereafter maintain the Center Common Area. Tenant shall reimburse Landlord for Landlord's Operating Costs for the Center Common Area as part of Tenant's Operating Expenses pursuant to Paragraph 4.5 and Exhibit C, Determination of Tenant's Operating Expenses.

            2.3 Tenant's Right to Use. Landlord, for itself and its successors and assigns, hereby grants to Tenant, for the benefit of Tenant and its successors and assigns and their respective employees, customers, agents and invitees, without charge, a non-exclusive license for so long as this Lease shall be in force and effect, subject to the Rules and Regulations, and in common with others having business in the Center, to use all of the Center Common Area including those areas designated for ingress or egress on the Site Plan. In addition, Landlord, for itself and its successors and assigns, hereby grants to Tenant, for the benefit of Tenant and its successors and assigns and their respective employees, customers, agents and invitees, without charge, a non-exclusive license for so long as this Lease shall be in force and effect, subject to the Rules and Regulations and in common with others having business in the Building, to use the Building Common Area. In the event of any contradiction or inconsistency between the terms and provisions of this Lease concerning hours of operation or amount or location of parking spaces and the terms and conditions of the Rules and Regulations, the terms and conditions of this Lease shall control and be interpreted in such a manner as to override any provision of the Rules and Regulations which would prevent those terms and provisions of this Lease concerning hours of operation or amount or location of parking spaces from being given full force and effect.

            2.4Parking Area. Tenant shall be allowed to use up to twenty (20) Unreserved parking spaces, which will be located within the Tower One Garage and which will be striped and will be non-exclusive and up to 1, VIP space, which will be striped, non-exclusive and gated, and also located within the Tower one Garage (the "Parking Area"). The Parking Area will be available during "Business Hours" (as defined in the Rules and Regulations). Tenant acknowledges and agrees that Tenant shall not be entitled to use any parking spaces located within the Surface Parking Area or the Tower Two Garage, unless Landlord changes the Parking Area to include parking in such locations. Landlord may modify the master plan or the Phase II PUD for the Center in its sole discretion without the consent of Tenant and shall have no obligation to construct or maintain any portion of the Center so long as Tenant's Parking Area is not reduced or except as otherwise provided in this Lease.

            2.5 Parking Charges. Commencing upon the Commencement Date, Tenant shall pay to Landlord, as Rent, as and when Base Rent is due and payable, fifty & no/100 Dollars ($50.00) per parking space per month for the Unreserved Spaces and seventy-five and no/i00 Dollars ($75.00) per VIP space per month ("Parking Charges").

      3. Term. The term of this Lease (the "Term") shall consist of the Preliminary Term, the Initial Term and the Extended Terms (as such terms are defined in Paragraphs 3.1, 3.2, and 3.3, respectively), in each case unless previously terminated in accordance with the provisions of this Lease.

            3.1 Preliminary Term. The "Preliminary Term" of this Lease shall be defined as the period of time commencing on the date of this Lease and continuing thereafter until the day prior to the Commencement Date.

            3.2 Initial Term. The "Initial Term" of this Lease shall be defined as the period of time commencing on the Commencement Date and continuing thereafter until the Expiration Date set forth in the Basic Lease Information and in Section 3.4.2, below (the "Expiration Date").

            3.3 Extended Terms. Tenant shall have no options to extend the Initial Term of this Lease.

            3.4 Commencement Date, Expiration Date and Lease Year. For the purposes of this Lease, the following terms shall have the following meanings:

                  3.4.1 "Commencement Date" Shall be defined as set forth in
Schedule 1, Supplemental Provisions, , Paragraph 1.

                  3.4.2 "Expiration Date" Shall be as set forth in Schedule 1, Supplemental Provisions, Paragraph 1 3.4.3 "Lease Year" shall be each period of twelve (12) consecutive months, with a total of three hundred sixty-five (365) days, during the Term commencing as follows:

                          3.4.3.1 The first Lease Year shall begin on January 1
of the year immediately following the year of the Commencement Date, unless the Commencement Date falls on January 1, in which case the first Lease Year shall begin on the Commencement Date and shall end on December 31; and

                          3.4.3.2 Each successive Lease Year shall commence on
January 1 and end on December 31.

                  3.4.4 "First Partial Lease Year" shall be defined as the period of time, if any, beginning on the Commencement Date through and ending on the day prior to January 1 of the first Lease Year.

                  3.4.5 "Partial Lease Year" shall be defined as any Lease Year that spans less than a calendar year (which shall be deemed to be 365 days) such as the First Partial Lease Year or any portion of a Lease Year resulting from the expiration or early termination of this Lease.

            3.5 Commencement Date Certificate. Within thirty (30) days after the occurrence of the Conversion Date as set forth in Schedule 1, Paragraph 1, Tenant shall execute and deliver to Landlord a certificate in recordable form, confirming the Conversion Date, the date of the beginning of the first Lease Year, the Expiration Date, the Base Rent, the "Building's Pro Rata Share of the Center Common Area" and the "Tenant's Pro Rata Share" (each as defined in Exhibit C, Determination of Tenant's Operating Expenses), which certificate shall be substantially similar to the certificate attached hereto and incorporated herein as Exhibit D, Commencement Date Certificate, and which shall include a restated Basic Lease Information page to attach to this Lease.

      4. Rent.

            4.1 Payment of Rent - General. All amounts payable by Tenant to Landlord under this Lease shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided. Rent shall be paid to Landlord, without demand, deduction, set-off or counterclaim, at the address of Landlord as set forth in this Lease, or to such other person or at such other address as Landlord may from time to time designate in writing. Tenant's obligation to pay Rent for the entire Term shall survive the expiration or earlier termination of this Lease and is independent of any covenant or obligation of Landlord hereunder.

            4.2 Preliminary Term Rent. There shall be no Rent during the Preliminary Term.

            4.3 Base Rent. Commencing on the Commencement Date and on the first day of each calendar month in the Term thereafter, Tenant shall pay to Landlord as rent ("Base Rent"), in advance, the monthly amounts, with the periodic increases (if any), set forth in the Basic Lease Information. In the event that the Commencement Date is not the first day of a calendar month then any Base Rent shall be prorated for such month based on the actual number of days in such month.

            4.4 Additional Rent. Tenant shall also pay to Landlord as Rent under this Lease, Parking Charges pursuant to Paragraph 2.5 and Tenant's Operating Expenses pursuant to Paragraph 4.5.

            4.5 Tenant's Operating Expenses.

4.5.1 At the beginning of each calendar year after the Commencement Date, Landlord shall compute and deliver to Tenant a bona fide estimate of Tenant's Operating Expenses determined pursuant to Exhibit C, Determination of Tenant's Operating Expenses, for the appropriate Lease Year or Partial Lease Year and without further notice Tenant shall pay to Landlord in monthly installments, simultaneously with Tenant's payments of Base Rent during such Lease Year or Partial Lease Year, one-twelfth of such estimate (during a full Lease Year), or, in any Partial Lease Year, an adjusted portion of such estimate based on the actual number of calendar days in such Partial Lease Year. Any failure by Landlord to deliver any such estimate as aforesaid shall not relieve Tenant of its obligation to pay Tenant's Operating Expenses as herein provided. If at any time it reasonably appears to Landlord that the Tenant's Operating Expenses for the current Lease Year or Partial Lease Year will vary from Landlord's estimate then Landlord may readjust the Tenant's Operating Expenses for such Lease Year or Partial Lease Year by notice delivered to Tenant, and subsequent payments by Tenant for such Lease Year or Partial Lease Year will be based upon such readjusted Tenant's Operating Expenses.

                  4.5.2 Unless delayed by causes beyond Landlord's reasonable control, Landlord shall deliver to Tenant within one hundred twenty (120) days after the end of each calendar year a written statement (the "Statement") setting out in reasonable detail the amount of Tenant's Operating Expenses for the preceding Lease Year or Partial Lease Year. If the aggregate of monthly installments of Tenant's Operating Expenses actually paid by Tenant to Landlord during such Lease Year or Partial Lease Year differs from the amount of Tenant's Operating Expenses payable for such Lease Year or Partial Lease Year under this Paragraph 4.5, as indicated in the Statement, then, as the case may be, Tenant shall pay the difference to Landlord or Landlord shall issue a credit to Tenant against the Rent remaining to be paid hereunder for the difference, or if no Rent then remains to be paid, refund the difference to Tenant, without interest, within thirty (30) days after the date of delivery of the Statement. Landlord's obligation to make any refund pursuant to this Paragraph 4.5.2 shall survive the expiration or earlier termination of this Lease.

                  4.5.3 If Tenant disagrees with the accuracy of Tenant's Operating Expenses as set forth in the Statement or in any adjustment thereto made by Landlord pursuant to this Paragraph 4.5, Tenant shall be required to give Landlord written notice thereof within thirty (30) days after the date Landlord gives Tenant the Statement or notice of adjustment thereto, as the case may be, or Tenant shall conclusively be deemed to have accepted the accuracy of the Statement, or modification thereto, as the case may be, and to have waived any right to claim any readjustment in connection therewith.

      5. Completion and Occupancy of Premises.

            5.1 Construction of Leasehold Improvements. The Premises are being leased in "as is "condition.

            5.2 Tenant's Allowance. Landlord shall pay up to $N/A (the "Tenant's Allowance") to be applied to the cost of the Leasehold Improvements to the Premises.

            5.3 Delayed Possession. This Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the Premises to Tenant. If such delay is not caused by or attributable to Tenant, its servants, agents or independent contractors as further provided in Exhibit E, Work Letter, no Rent shall be payable by Tenant until Landlord can so deliver possession of all the Premises. In the event Landlord is delayed in delivering possession of the Premises by any delay, interference or hindrance of such work by Tenant, Tenant's contractors or any of their employees or agents, or by any changes in such work requested by Tenant and agreed to by Landlord or by Tenant's failure to timely and properly perform any of its obligations imposed pursuant to Exhibit E, Work Letter, the Premises shall be conclusively deemed delivered to Tenant on the date on which the same would have occurred in the absence of such delay, which date shall be determined by Landlord's Architect and the Commencement Date shall be deemed such date.

            5.4 Occupancy of Premises. The taking of occupancy of the Premises by Tenant or anyone claiming by, under or through Tenant shall be conclusive evidence that: (1) Tenant accepts possession; and (2) the Premises and the Building were in good and satisfactory condition subject to punchlist items indicated on a list delivered by Tenant to Landlord pursuant to Exhibit E, Work Letter.

      6. Use and Operation of Premises.

            6.1 Operations. Tenant shall use the Premises only for general office purposes consistent with a first-class office building and for no other purpose without the prior written consent of Landlord, in its sole discretion.

            6.2 Unlawful Purposes. Tenant shall not use or allow the Premises or any part thereof to be used or occupied for any unlawful purpose. Tenant shall not do, permit or suffer any use of the Premises in violation of the certificate of occupancy for the Building.

            6.3 Abandonment. Tenant shall not vacate or abandon the Premises or any portion thereof at any time during the Term.

            6.4 Nuisance. Tenant, its employees, agents and invitees, shall not cause or maintain any nuisance in or about the Premises. Tenant shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat or noise. No deliveries shall be made through the lobby or other parts of the Building Common Area except those corridors designated for such use by Landlord. No items, including but not limited to supplies and trash, shall be allowed to accumulate outside the Premises for any period of time.

            6.5 No Sale of Goods from Premises. Tenant shall not conduct or permit the conduct of any "fire," "bankruptcy," "going out of business" or auction sale in or from the Premises.

            6.6 Rules and Regulations. Tenant, its employees, agents and invitees shall comply with the Rules and Regulations attached hereto and incorporated herein as Exhibit F, Rules and Regulations, which Rules and Regulations Tenant has reviewed and hereby agrees to be reasonable requirements of Landlord; provided, however, Landlord shall have the right, from time to time, to change, alter and amend the Rules and Regulations and to establish such additional reasonable and nondiscriminatory Rules and Regulations as Landlord deems necessary or advisable, in its sole discretion, for the proper and efficient maintenance of the Center and the Building, but which do not conflict with the terms of this Lease or materially alter the terms and conditions of Tenant's occupancy hereunder. In the event of any inconsistency between the Lease and the Rules and Regulations, the terms of the Lease shall prevail. Landlord shall have no liability to Tenant for failure to enforce such Rules and Regulations against any other tenant or employee of the Center. To the best of Landlord's ability, Landlord agrees to uniformly enforce the Rules and Regulations in a reasonable manner.

      7. Services, Maintenance, Repair and Alterations by Landlord.

            7.1 Operation of Building. During the Term, Landlord shall operate and maintain the Building in accordance with all applicable laws and regulations, the requirements of Landlord's insurance carriers and standards from time to time prevailing for first-class office buildings of comparable age and character in the area in which the Building is located, and shall provide the services set out in this Article 7.

            7.2 Services to Premises. Landlord shall provide or cause to be provided in the Premises:

                  7.2.1 heat, ventilation and cooling as required for the comfortable use and occupancy of the Premises during Business Hours;

                  7.2.2 janitorial services, including window washing, provided that Tenant shall leave the Premises in a reasonably tidy condition at the end of each business day;

                  7.2.3 electric power as supplied by the local utility company for normal lighting and small business office equipment (provided, however, that Landlord shall not be required to supply to Tenant or the Premises electrical power which is disproportionate to that used by other tenants in the Building during normal operations such as, without limitation, electrical power to computer rooms, to above Building standard lighting fixtures, or to supplemental air conditioning equipment);

                  7.2.4 replacement of Building standard fluorescent tubes, light bulbs and ballasts as required from time to time as a result of normal usage; and

                  7.2.5 maintenance, repair and replacement as set out in Paragraph 7.4.

                  7.3 Building Services. Landlord shall provide or cause to be provided in the Building and Building Common Area:

                  7.3.1 domestic running water and necessary supplies in washrooms sufficient for the normal use thereof by occupants in the Building;

                  7.3.2 access to and egress from the Premises, including elevator or escalator service if included in the Building;

                  7.3.3 heat, ventilation, cooling, lighting, electric power, domestic running water and janitorial service in the Building Common Area during Business Hours;

                  7.3.4 a general directory board on which Tenant shall be entitled to have its name shown, provided that Landlord shall have exclusive control thereof and of the space thereon to be allocated to each tenant; and

                  7.3.5 maintenance, repair and replacement as set out in PARAGRAPH 7.4.

            7.4 Maintenance, Repair and Replacement. Landlord shall operate, maintain, repair and replace the systems, facilities and equipment necessary for the proper operation of the Building and for provision of Landlord's services under Paragraphs 7.2 and 7.3 above (but not including any systems, facilities or equipment in the Premises such as, without limitation, non-Building standard items such as light fixtures and bulbs, partitioned glass, doors and frames if due to Tenant's misuse, and plumbing fixtures, such as sinks, water heaters, refrigerators, and garbage disposals, rest rooms exclusively within the Premises and supplemental air conditioning equipment, all of which Tenant shall be responsible for pursuant to Article 9), and shall maintain and repair the foundations, structure and roof of the Building and repair damage to the Building which Landlord is obligated to insure against under Article 15. Notwithstanding the foregoing:

                  7.4.1 if all or part of such systems, facilities and equipment are destroyed, damaged or impaired, Landlord shall have a reasonable time in which to complete necessary repair or replacement, and shall diligently pursue to completion, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances;

                  7.4.2 Landlord may temporarily discontinue such services or any of them at such times as may be necessary due to causes (except lack of funds) beyond the reasonable control of Landlord;

                  7.4.3 Landlord shall use reasonable diligence in carrying out its obligations under this Paragraph 7.4, but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to do so; and

                  7.4.4 no reduction or discontinuance of such services as permitted by this Lease shall be construed as an eviction of Tenant or release Tenant from any obligation of Tenant under this Lease;

                  7.4.5 Notwithstanding anything contained herein to the contrary, if(1) service in the Building is interrupted, (2) Landlord is aware of such cessation, (3) such cessation does not arise as a result of an act or omission of Tenant, and (4) as a result of such cessation, the Premises or a material portion thereof are rendered untenantable (meaning that Tenant is unable to use such space in the normal course of its business), then Tenant's exclusive remedy for such cessation shall be as follows: beginning on the fifth
(5th) consecutive business day after the affected space becomes untenantable, the Rent and other charges payable hereunder shall be equitably abated based on the percentage of the space in the Premises so rendered untenantable, and such abatement shall continue until the date the Premises becomes tenantable again.

subject to Landlord's obligations under Article 17.

            7.5 Additional Services and Utilities.

                  7.5.1 If from time to time requested in writing by Tenant, and to the extent that it is reasonably able to do so, Landlord shall provide in the Premises services in addition to those set out in Paragraph 7.2 such as, by way of example but not in limitation, heat, ventilation and cooling during times other than Business Hours, provided that Tenant shall within thirty (30) days of receipt of an invoice for any such additional service pay Landlord therefor at rates as Landlord may from time to time establish.

                  7.5.2 Tenant shall not without Landlord's written consent install or operate in the Premises equipment (including telephone equipment or lighting) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. Landlord may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may in Landlord's reasonable opinion be required to maintain proper temperature levels, and Tenant shall pay Landlord within ten (10) days of receipt of any invoice for the cost thereof, including installation, operation and maintenance expense.

                  7.5.3 If Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the use of other tenants, Landlord may separately charge Tenant for, and Tenant shall pay to Landlord, the excess costs at rates attributable to such disproportionate use together with the costs incurred by Landlord in determining that Tenant's use is disproportional. At Landlord's request, Tenant shall install and maintain, at Tenant's expense, metering devices for measuring the use of any such utility or service in the Premises.

            7.6 Alterations by Landlord. Landlord may from time to time

                  7.6.1 make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary or desirable to serve the Premises or other parts of the Building;

                  7.6.2 make changes in or additions to any part of the Building not in or forming part of the Premises; and

                  7.6.3 change or alter the location of the Building Common Area, provided that in doing so Landlord shall not unreasonably disturb or interfere with Tenant's use of the Premises and operation of its business.

            7.7 Energy, Conservation and Security Policies. Landlord shall be deemed to have observed and performed the terms and conditions to be performed by Landlord under this Lease, including those relating to the provision of utilities and services, if in so doing it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority serving the public interest in the fields of energy, conservation or security.

      8. Center Common Area.

            8.1 Landlord's Reserved Rights. Landlord shall maintain the Center Common Area as provided in this Article 8. Tenant shall pay to Landlord, Tenant's Pro Rata Share of the Building's Pro Rata Share of Landlord's Operating Costs for the Center Common Area, as part of Tenant's Operating

Expenses (all as defined in Exhibit C, Determination of Tenant's Operating Expenses). Landlord, in its sole discretion, reserves the right at any time and from time to time (i) to make or permit changes or revisions in its plan for the Center, including additions to, subtractions from, rearrangements of, alterations of, modifications or supplements to the building areas, walkways, the parking areas, driveways or other Center Common Area; (ii) to construct other buildings or improvements in the Center, including additional parking structures, and to make alterations thereof or additions thereto, which may increase or decrease the Center Common Area; (iii) to make or permit changes or revisions in the Center or Center Common Area, including additions thereto; (iv) to convey portions of the Center to others for the purpose of constructing thereon other buildings or improvements, including additions thereto and alterations thereof; or (v) to convey portions of the Center Common Area to an owner's association for the purpose of maintaining the Center Common Area; and
(vi) to convey the Building or the Land with or without a portion of the Center Common Area to third parties; provided, however, that Landlord's exercise of its reserved rights shall not materially interfere with Tenant's use of or access to the Premises or its Parking Area, as provided under this Lease. 8.2 Maintenance and Repair. Landlord shall: (i) operate, manage and maintain the Center Common Area; (ii) keep the Center Common Area in a safe condition free of obstructions, cleaned, swept, and in first-class order and repair; (iii) remove all snow and ice from the Center Common Area as promptly as reasonably possible during Business Hours after any accumulation of two inches or more of snow or ice has occurred; (iv) keep the Center Common Area (including parking areas) routinely used by Tenant's employees properly lighted during Business Hours; (v) provide security throughout the Center Common Area as Landlord deems necessary in its sole discretion; (vi) provide for proper drainage of surface and subsurface waters; and (vii) keep the Parking Area properly graded, lit, marked, paved and striped and periodically resealed to assist in the orderly parking of cars. Except in the case of an emergency, Landlord shall use reasonable efforts to perform all Center Common Area maintenance and repairs in a prompt manner and at such times and in such a manner as shall minimize any inconvenience to the business conducted in the Premises and in the Center. If Landlord conveys any or all of the Center Common Area to an owner's association such association may provide the services required of Landlord hereunder.

      9. Maintenance by Tenant.

            9.1 Condition of Premises. Tenant shall maintain the Premises and all improvements therein in good order and in first-class condition, normal wear and tear and casualty excluded, consistent with the Building and the premises of other tenants therein, including, but not limited to:

                  9.1.1 repainting and redecorating the Premises and cleaning window coverings and carpets at reasonable intervals as needed; and

                  9.1.2 making repairs, replacements and alterations within the premises as needed, including those necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction.

            9.2 Failure to Maintain Premises. If Tenant fails to perform any obligation under this Article 9, then on not less than thirty (30) days notice to Tenant during which time Tenant has not cured its failure of performance under this Article 9 (or immediately in the event of an emergency), Landlord may enter the Premises and perform such obligation without liability to Tenant for any loss or damage to

Tenant thereby incurred, and without the same constituting an eviction or entitling Tenant to any abatement of Rent or otherwise relieving Tenant from any of its obligations hereunder, and Tenant shall pay to Landlord for the cost thereof, plus ten (10%) of such cost for overhead and supervision, within ten
(10) days of receipt of Landlord's invoice therefor.

      10. Tenant's Property.

            10.1 Trade Fixtures and Personal Property. Tenant may install in the Premises its usual trade fixtures and personal property in a proper, lawful and workmanlike manner, without causing damage to the Premises, provided that no such installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building. If Tenant is not then in default hereunder, trade fixtures and personal property installed in the Premises by Tenant may, at Tenant's sole expense, be removed from the Premises:

                  10.1.1 from time to time in the ordinary course of Tenant's business or in the course of reconstruction, renovation or alteration of the Premises by Tenant; and

                  10.1.2 during a reasonable period prior to the expiration of the Term, provided that Tenant promptly repairs at its own expense any damage to the Premises or Building resulting from such installation and removal.

            10.2 Signs. Any sign, lettering, decal or design of Tenant placed in or upon the Premises which is visible from the exterior of the Premises shall be at Tenant's expense and subject to approval by Landlord (in Landlord's sole discretion), shall conform to the uniform pattern of identification signs for tenants in the Building as prescribed by Landlord from time to time and shall be removed, and the surface it was located upon repaired and restored to the condition it was in prior to the installation of the same, by Tenant, at its sole expense, at or prior to the expiration of the Term. Tenant shall not inscribe or affix any sign, lettering, decal or design in the Premises or Building which is visible from the exterior of the Building.

      11. Alterations by Tenant. Tenant may, from time to time, at its own expense, make changes, additions and improvements in the Premises to better adapt the same to its business, provided that any change, addition or improvement shall:

            11.1 comply with the requirements of any governmental or quasi-governmental authority having jurisdiction and with the requirements of Landlord's insurance carriers;

            11.2 be made only with the prior written consent of Landlord (which shall not be unreasonably withheld, unless it relates in Landlord's sole opinion to the structure or systems of the Building, in which case Landlord may withhold its consent in its sole discretion);

            11.3 equal or exceed the then current standard for the Building and be performed in a good and workmanlike manner; and
            11.4 be carried out only by persons approved in writing in advance by Landlord.

            Tenant shall, if required by Landlord, deliver to Landlord, before commencement of any change, addition or improvement pursuant to this Paragraph 11, performance and payment bonds, or other evidence of financial capability satisfactory to Landlord to show the Tenant's ability to pay for such change, addition or improvement, as well as proof of worker's compensation and public liability and property damage insurance coverage, with Landlord named as an additional insured, in amounts, with companies, and in a form reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the Tenant's work will be carried out. Any increase in property taxes on or fire or casualty insurance premiums for the Building attributable to such change, addition or improvements shall be borne solely. by Tenant.

      12. Mechanic's Liens. Tenant shall pay before delinquency all costs for work done or caused to be done by Tenant in the Premises which could result in any lien or encumbrance on Landlord's interest in the Land or Building or any part thereof, shall keep the title to the Land or Building and every part thereof free and clear of any lien or encumbrance in respect of such work, and shall indemnify and hold harmless Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of material, services or labor for such work. Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Land or Building or any part thereof, and shall post a bond or other undertaking in accordance with Colorado Revised Statutes ss. 38-22-131, or take such other action as shall cause the same to be removed within ten (10) days, failing which Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord. Tenant shall permit Landlord to post a notice on the Premises as may be contemplated by applicable law, as amended from time to time, or any comparable or other statutory provision for protection of the Building and the Center and Landlord's interest therein from mechanic's or other liens and to take all other actions Landlord may desire for Landlord.

      13. Assignment and Subletting.

            13.1 Consent Required. Tenant shall not assign, mortgage, pledge, encumber or in any manner transfer this Lease, or any interest herein, in whole or in part, or sublet all or any part of the Premises, or assign or collaterally assign the Lease as part of any financing, whether or not such financing is Debtor-in-Possession financing, if Tenant becomes a debtor under the United States Bankruptcy Code, without the prior written consent of Landlord in each instance, and any attempt to do any of such acts without such consent shall be null and void and of no effect. A transfer of control of Tenant, including but not limited to a transfer of stock, shall be deemed an assignment under this Lease and shall be subject to all the provisions of this Article 13, including the requirement of obtaining Landlord's prior written consent. The consent by Landlord to any assignment, mortgage, pledge, encumbrance, transfer or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment, mortgage, pledge, encumbrance, transfer or subletting. This prohibition against assigning, mortgaging, pledging, encumbering, transferring or subletting shall be construed to include a prohibition against any assignment, mortgage, pledge, encumbrance, transfer or subletting by operation of law.

            13.2 Tenant Remains Liable. If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may collect Rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. Notwithstanding any assignment, mortgage, pledge, encumbrance, transfer or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease. If Landlord is advised by its counsel that all or any portion of the rent payable under any assignment consented to under this Section 13, is or may be deemed to be unrelated business income within the meaning of the Internal Revenue Code as amended from time to time (the "Code") or regulations issued thereunder, Landlord may elect, in Landlord's sole discretion, to amend unilaterally the calculation of rent so that none of the rent payable to Landlord under this Lease will constitute unrelated business income, and Tenant and its assignee shall execute any document necessary to effect such amendment; provided, however, that such amendment will not increase payment obligations or other liability of the Tenant under this Lease or reduce the obligations of Landlord under this Lease.

            13.3 Standard For Consent. Landlord shall retain sole discretion to grant or deny its consent under this Article 13. Additionally, (I) any consent to a sublease shall be conditioned upon receipt by Landlord of fifty percent (50%) of the difference, if any, between the monthly rent paid by the sublessee and the monthly Base Rent due the Landlord under this Lease (ii) any consent to an assignment shall be conditioned upon receipt by Landlord of any premium fee or other charge paid by the proposed assignee to the Tenant; and (iii) Landlord may withhold its consent to any proposed assignment or sublease that provides for rent based in whole or in part on the income or profits derived from the Premises (except for percentage rent based on gross (not net) receipts or sales), or would cause Landlord to be deemed to have received unrelated business income or subject Landlord to unrelated business income tax pursuant to the Code, as determined by Landlord in its sole discretion.

            13.4 Transfer by Landlord. In the event of a transfer or assignment by Landlord of its interest in this Lease or in the Premises, all of Landlord's obligations under this Lease shall cease without the necessity of any further document signed or actions taken by any party, except for obligations accruing prior to the date of such assignment and Landlord shall be released from any and all further obligations hereunder, and Tenant agrees to look solely to the Landlord's successor-in-interest for performance of such obligations; provided that such successor-in-interest of the Landlord assumes the obligations of Landlord under this Lease that arise from and after the date of such transfer or assignment. Notwithstanding anything in this Lease to the contrary, Landlord reserves the right to assign this Lease or to sell the Building, the Land or all or a portion of the Center or the Center Common Area without notice to or the consent of Tenant.

            13.5 Assignment to Permitted Assignee. Notwithstanding the provision of Article 13 hereof, the Tenant may, without the Landlord's consent, assign this Lease to any parent, affiliated or subsidiary corporation, provided such assignment does not relieve the original Tenant of any liability hereunder, and may also assign this Lease without Landlord's consent in connection with the merger or consolidation of Tenant with or into any other corporation or entity, or in connection with the sale or transfer of a majority of the assets and liabilities of Tenant, so long as, with respect to any of the foregoing (i) the shareholders' equity (determined in accordance with generally accepted accounting principles) of any assignee is equal to or greater than the shareholders' equity equivalently determined in Tenant as of the effective date of said assignment, (ii) as of the effective date of such assignment, the assignee is engaged in a business customarily acceptable for a tenant in a building such as the Building in metropolitan Denver, Colorado, (iii) the assignee assumes all of the obligations of Tenant under this Lease, (iv) at the time of the assignment, this Lease is in full force and effect and there is no event of default under this Lease on the part of Tenant, (v) the assignee's proposed use of the Premises is not in violation of the approved use provision of this Lease,
(vi) the transaction giving rise to the assignment was not entered into as a subterfuge to avoid obligations and restrictions under this Lease, and (vii) assignment does not result in the payment of rent based in whole or in part on the income or profits derived from the Premises except for percentage rent based on gross (not net) receipts or sales. An assignee complying with the terms of this Paragraph 13.5 is a "Permitted Assignee." At least thirty (30) days prior to the effective date of any such assignment to a Permitted Assignee, Tenant agrees to furnish Landlord with notice of such assignment, fully executed copies of the instruments intended to effect such assignment, and with documentation establishing Tenant's satisfaction of the requirements set forth above. If Landlord is advised by its counsel that all or any portion of the rent payable under any assignment entered into pursuant to this Section 13.5, is or may be deemed to be unrelated business income within the meaning of the Code or regulations issued thereunder, Landlord may elect, in Landlord's sole discretion, to amend unilaterally the calculation of rent so that none of the rent payable to Landlord under this Lease will constitute unrelated business income, and Tenant and its Permitted Assignee shall execute any document necessary to effect such amendment; provided, however, that such amendment will not increase payment obligations or other liability of Tenant under this Lease or reduce the obligations of Landlord under this Lease. Any Permitted Assignee of Tenant must assume and agree in writing to fully perform and observe all of the obligations and agreements of Tenant under this Lease. No such assignment shall relieve any Tenant of this Lease of any covenants or obligations under this Lease and the Tenant, its successors and assigns shall remain fully liable hereunder.

      14. Taxes.

            14.1 Payment by Landlord. Subject to Tenant's obligations pursuant to Paragraph 14.2, Landlord shall pay all taxes which may be levied or assessed by a lawful authority against the Building and the Center Common Area.

            14.2 Payment by Tenant. Tenant shall pay personal property taxes which are assessed against Leasehold Improvements (if not included in "Real Estate Taxes", as defined in Exhibit C, Determination of Tenant's Operating Expenses), and Tenant's fixtures, equipment and personal property in the Premises and all other taxes imposed upon Tenant by law. Tenant shall pay to Landlord as part of Tenant's Operating Expenses, Tenant's Pro Rata Share of the Real Estate Taxes for the Building and the Center Common Area, pursuant to Paragraph 4.5 and Exhibit C, Determination of Tenant's Operating Expenses.

      15. Insurance.

            15.1 Coverage by Landlord.

                  15.1.1 All-Risk Premises Insurance. From and after the Commencement Date and thereafter during the Term, Landlord, it successors or assigns shall carry and maintain property insurance against perils customarily included within all-risk, fire, theft and extended coverage, including coverage for earthquake, flood, windstorm, hail and other hazards, casualties and contingencies, on the Center Common Area and the Building, including the Premises, leasehold improvements to the Premises (whether made by Landlord or Tenant), and including any other property of Landlord within the Premises but excluding Tenant's trade fixtures and equipment, and other personal property on or about the Premises, in an amount equal to the full replacement value thereof at the time of loss, with annual adjustments of value under the policy.

                  15.1.2 Commercial General Liability Insurance. From and after the Commencement Date and thereafter during the Term, Landlord, its successors or assigns, shall carry and maintain commercial general liability insurance with minimum limits of not less than $5,000,000 with respect to injury or death to any one person, and of not less than $10,000,000 with respect to any one occurrence, and with minimum limits of not less than $1,000,000 with respect to property damage arising out of any one occurrence on or about the Center Common Area or the Building Common Area.

                  15.1.3 Rental Income Insurance. From and after the Commencement Date and thereafter during the Term, Landlord, its successors or assigns, shall place and maintain, subject to availability at a reasonable cost, insurance on rental income derived by Landlord from the Building upon a rental value form of coverage or, alternatively in the Landlord's sole discretion, on a profit form of coverage, with a period of coverage of not less than the period, as estimated from time to time by Landlord, which would be required to rebuild and re-tenant the Building or the Premises as a result of such casualty.

                  15.1.4 Other Insurance. Landlord, its successors or assigns, shall also carry and maintain, at its option, such other property, casualty, or other insurance as Landlord or any such successor or assign deems reasonably necessary for the Building and the Center Common Area.

            15.2 Coverage by Tenant.

                  15.2.1 All-Risk Premises Coverage. From and after the Commencement Date and thereafter during the Term, Tenant shall carry and maintain, at Tenant's sole expense, property insurance against perils customarily included within all-risk, fire, theft and extended coverage including coverage from windstorms, hail and other hazards, casualties and contingencies, on Tenant's trade fixtures and equipment and other personal property on or about the Premises, in an amount equal to the full replacement value of such items at the time of loss, with annual adjustments of value under the policy.

                  15.2.2 Commercial General Liability Insurance. From and after the Commencement Date, and thereafter during the Term of this Lease, Tenant shall also maintain, at Tenant's sole expense, commercial general liability and contractual indemnity or liability coverage (including coverage for contractual liability and fire legal liability) with respect to liability arising out of the use, occupancy or maintenance of the Premises with minimum limits of not less than $1,000,000 with respect to injury or death to any one person, and of not less than $3,000,000 with respect to any one occurrence, and with minimum limits of not less than $500,000 with respect to property damage arising out of any one occurrence in the Premises.

                  15.2.3 Workman's Compensation and Employer's Liability Insurance. From and after the Commencement Date, and thereafter during the Term of this Lease, Tenant shall also maintain, at Tenant's sole cost and expense, statutory workman's compensation insurance and employer's liability insurance as prescribed by applicable law.

                  15.2.4 Insurance Required During Tenant's Construction. During any periods of construction of the Premises by Tenant, including during the Preliminary Term, all of Tenant's general contractors and subcontractors shall carry commercial general liability insurance (including coverage for product liability, completed operations and contractual liability), automobile liability (including hired and non-owned liability) and workman's compensation insurance and Tenant shall carry builder's risks coverage to insure against losses during construction and such other insurance as required by Article 11 and Exhibit E, Work Letter.

                  15.2.5 Other Insurance. Tenant shall also obtain and maintain, throughout the Term of this Lease, at Tenant's sole cost and expense, such other insurance with respect to the Premises or any replacement or substitutions therefor, or additions thereto, and in such amounts as Landlord or any mortgagee or transferee of Landlord shall from time to time reasonably request, against such other insurable hazards or casualties which at the time in question are commonly insured against in the case of property similar to the Premises.

            15.3 Insurance Provisions. All policies required to be maintained by Tenant hereunder shall be written and underwritten by solvent and responsible insurance companies licensed to do business in the state in which the Premises are located, which shall have a Best rating of A-IX or better. Prior to the Commencement Date, and thereafter during the Term upon Landlord's request, Tenant shall deliver to Landlord and Landlord's mortgagees certificates of insurance and policy endorsements evidencing the insurance required to be carried hereunder including but not limited to the term and limits of coverage in force, names of applicable insurers and persons insured and a statement that coverage may not be canceled, altered or permitted to lapse or expire without thirty (30) days advance written notice to Landlord and Landlord's mortgagee. Revised certificates of insurance shall be forwarded to Landlord each time a change in coverage or insurance carrier is made by Tenant or upon renewal of expired coverages. At Landlord's option, Tenant may be required to provide Landlord with certified copies of Tenant's insurance policies required hereunder. Tenant shall ensure that all policies are written on a fully insured basis. Deductibles in Tenant's policies hereunder or self-insured retentions by Tenant are subject to approval by Landlord on an individual basis. All casualty insurance policies carried by Tenant may be in one or more blanket, umbrella or excess liability policies covering other locations of Tenant subject to Landlord's prior written approval of such policies. All insurance coverage which Tenant is required to carry pursuant to Paragraph 15.2 shall contain a standard mortgagee loss payable clause as well as a waiver of subrogation endorsement pursuant to Paragraph 15.4 and shall provide that the proceeds of any loss shall be payable to Landlord and Landlord's mortgagee, as their interests may appear. All insurance required to be carried by Tenant under this Lease shall name both Landlord and any mortgagee of Landlord whose name and address shall have been furnished to Tenant as additional insureds or loss payees. If Tenant shall fail to perform any of its obligations under Paragraphs 15.2 or 15.3 herein, Landlord may perform the same and the cost of the same shall be deemed Rent and shall be payable by Tenant upon Landlord's demand.

            15.4 Waiver of Subrogation. Anything to the contrary in this Lease notwithstanding, neither party, nor its officers, directors, employees, agents or invitees, nor, in case of Tenant, its subtenants, shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, when such loss is caused by any of the perils which are or could be insured against under the all-risk property policies required hereunder, or losses under workers' compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees (this clause shall not apply, however, to any damage caused by intentionally wrongful acts or omissions). Each party represents that its current insurance policies allow such waiver.

            15.5 Increase in Insurance Premiums. Tenant shall not do or suffer to be done, or keep or suffer to be kept, anything in upon or about the Premises which shall violate Landlord's insurance policies as set forth in Paragraph 15.1 above or which shall prevent Landlord from procuring such policies from companies acceptable to Landlord. If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the Premises shall cause the rate of fire or other insurance on the Premises or on other property of Landlord or of other property within the Center to be increased beyond the minimum rate from time to time applicable to the Premises or to any such property for the use or uses made thereof, Tenant shall pay, as Rent, the amount of any such increase upon Landlord's demand.

            15.6 Payment of Landlord's Insurance Expenses. Tenant shall pay to Landlord as part of Tenant's Operating Expenses pursuant to Paragraph 4.5, with respect to all periods commencing on and after the Commencement Date, Tenant's Pro Rata Share of the aggregate amount of all insurance premiums for the Building and the Center Common Area ("Insurance Costs" as further defined in Exhibit C, Determination of Tenant's Operating Expenses) included in Landlord's Operating Costs, as they may increase or decrease during the Term of this Lease for the then current Lease Year for insurance carried by Landlord pursuant to Paragraph 15.1 herein.

      16. Access by Landlord. Tenant shall permit Landlord to enter the Premises outside Business Hours, and during Business Hours when such entry will not unreasonably disturb or interfere with Tenant's use of the Premises and operation of its business, to examine, inspect and show the Premises to persons wishing to lease them or to any lender, prospective lender or purchaser of the Building or Center, or any portion thereof or interest therein, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, to monitor Tenant's compliance with its obligations hereunder, and to take such steps as Landlord may deem necessary or desirable for the safety, improvement or preservation of the Premises or the Building. Landlord shall whenever possible (except in an emergency) consult with or give reasonable notice to Tenant prior to such entry, but no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent, or otherwise relieve Tenant of any of its obligations hereunder.

      17. Damage by Fire or Other Casualty.

            17.1 Limited Damage to Premises. If all or part of the Premises are rendered untenantable by damage from fire or other casualty which in Landlord's sole opinion can be substantially repaired under applicable laws and governmental regulations within two hundred seventy (270) days from the date of such casualty (employing normal construction methods without overtime or other premium) Landlord shall, but only to the extent that sufficient insurance proceeds are available therefor (and subject to the rights of any mortgagee of the Land or the Building in and to such insurance proceeds), repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord, which shall be repaired forthwith by Tenant at its own expense.

            17.2 Major Damage to Premises. If all or part of the Premises are rendered untenantable by damage from fire or other casualty which in Landlord's sole opinion, as set forth in a written notice given to Tenant, cannot be substantially repaired under applicable laws and governmental regulations within two hundred seventy (270) days from the date of such casualty (employing normal construction methods without overtime or other premium) then either Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not more than fifteen (15) business days after Landlord gives Tenant such written notice, failing which Landlord shall, but only to the extent that sufficient insurance proceeds are available therefor (and subject to the rights of any mortgagee of the Land or the Building in and to such insurance proceeds), repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord, which shall be repaired forthwith by Tenant at its own expense.

            17.3 Abatement. If Landlord elects to repair damage to all or part of the Premises under Paragraph 17.1 or 17.2, the Rent payable by Tenant hereunder shall be proportionately reduced based on the number of Square Feet of the Premises which are thereby rendered untenantable from the date of such casualty until five (5) days after completion by Landlord of the repairs to the Premises (Or the part thereof rendered untenantable) or until Tenant again uses the Premises (or the part thereof rendered untenantable) in its business, whichever first occurs.

            17.4 Major Damage to Building. If more than fifty percent (50%) of the Square Feet of the Building (whether or not including the Premises) or more than fifty percent (50%) of any parking structure is rendered untenantable by damage from fire or other casualty which in Landlord's sole opinion, as set forth in a written notice given to Tenant, cannot be substantially repaired under applicable laws and governmental regulations within two hundred seventy
(270) days from the date of such casualty (employing normal construction methods without overtime or other premium) then Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to Tenant not more than sixty (60) days after the date of such casualty. If Landlord elects not to terminate this Lease, Landlord shall, but only to the extent that sufficient insurance proceeds are available therefor (and subject to the rights of any mortgagee of the Land or the Building in and to such insurance proceeds), commence repair of the damaged portion of the Building or parking structure, as appropriate and the Lease shall remain in full force and effect in accordance with its terms.

            17.5 Limitation on Landlord's Liability. Except as specifically provided in this Article 17, there shall be no reduction of Rent and Landlord shall have no liability to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty, howsoever caused, or from the making of any repairs resulting therefrom in or to any portion of the Building or the Premises. Notwithstanding anything contained herein, Rent payable by Tenant hereunder shall not be abated under Paragraph
17.3 if the damage is caused by the intentionally wrongful act or omission of Tenant, its agents, servants, employees or any other person entering upon the Premises under express invitation of Tenant.

      18. Eminent Domain.

            18.1 Taking of Premises. If during the Term, all of the Building, any parking structure or the Premises is permanently taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises (the "Date of Taking").

            18.2 Partial Taking of Building. If during the Term only part of the Building or any parking structure is taken or purchased as set out in Paragraph 18.1, then,

                  18.2.1 if in the reasonable opinion of Landlord, substantial alteration or reconstruction of the Building or such parking structure is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving Tenant at least thirty (30) days written notice of such termination, which notice shall be given within thirty (30) days after the Date of Taking, and

                  18.2.2 if more than one-third (1/3) of the number of Square Feet of the Premises is included in such taking or purchase, and Landlord is unable to provide Tenant with comparable replacement premises in the Center, Tenant shall have the right to terminate this Lease by giving at least thirty
(30) days written notice thereof, which notice shall be given within thirty (30) days after the Date of Taking, if in Tenant's reasonable judgment, the Premises cannot be operated by Tenant in an economically viable fashion because of such partial taking.

If either party exercises its right of termination hereunder, this Lease shall terminate on the date stated in the notice; provided, however, that no termination pursuant to notice hereunder may occur later than sixty (60) days after the Date of Taking.

            18.3 Surrender. On any such date of termination under Paragraph 18.1 or 18.2, Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease. Landlord may re-enter and take possession of the Premises and remove Tenant therefrom, and the Rent shall no longer accrue from the date of termination, except that if a portion of the Premises is included as a part of such taking, then that portion of the Rent attributable to such portion, determined by Landlord on a pro rata basis, based on the number of Square Feet contained within such portion, shall no longer accrue from the Date of Taking. After such termination, and on notice from Landlord stating the Rent then owing, Tenant shall forthwith pay Landlord such Rent.

            18.4 Partial Taking of Premises. If any portion of the Premises (but less than the whole thereof) is so taken, and no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the Date of Taking. In such event, the Rent payable hereunder with respect to such portion so taken shall no longer accrue from such date, and the Rent thereafter payable with respect to the remainder not so taken shall be adjusted pro rata by Landlord in order to account for the resulting reduction in the number of Square Feet in the Premises.

            18.5 Awards. Upon such taking or purchase pursuant to this Article 18, Landlord shall be entitled to receive and retain the entire award or consideration for the Land, Building or Premises and improvements subject to the rights of any mortgagee of Landlord's interest in the Land or the Building as their respective interests may appear, and Tenant shall not have or advance any claim against Landlord or the condemning authority for the value of its property or its leasehold estate or the unexpired Term of this Lease, or, except as otherwise permitted in the next sentence, for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the condemning authority any award or compensation attributable to the taking or purchase of Tenant's chattels or trade fixtures or attributable to Tenant's relocation expenses provided that any such separate claim by Tenant shall not reduce or adversely affect the amount of Landlord's award. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefor to the other.

      19. Quiet Enjoyment. As long as Tenant is not in default under this Lease, Tenant's quiet enjoyment of the Premises will not be disturbed by Landlord or by anyone claiming by, through or under Landlord.

      20. Landlord's Warranties and Covenants. Landlord represents and warrants that it has the full right, power and authority to enter into this Lease and make the agreements contained herein on its part to be performed; that the execution, delivery and performance of this Lease has been duly authorized by Landlord; and that the Lease constitutes the valid and binding obligation of Landlord, enforceable in accordance with its terms, subject to bankruptcy and laws regarding creditors' rights generally.

      21. Hazardous Materials. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials on or about the Premises or any other portion of the Center, nor shall Tenant allow the storage or use of such substances or materials on or about the Premises or any other portion of the Center, nor allow to be brought into the Premises or any other portion of the Center any such materials or substances. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act, the Superfund Amendments and Reauthorization Act of 1986, the Occupational Safety and Health Act, the Clean Water Act, any amendments to such Acts, and any federal, state or municipal laws, ordinances, regulations or common law which may now or hereafter impose liability on Landlord with respect to hazardous substances. Tenant will be solely responsible for and will defend, indemnify' and hold Landlord, its agents and employees harmless from and against all claims, costs and liabilities, including attorneys' fees, court costs, and other expenses of litigation (i) arising out of or in connection with any breach of this Article, or (ii) arising out of or in connection with the removal, clean-up and restoration work and materials necessary to return the Premises and the Center and any other property of whatever nature located therein to their condition existing prior to the introduction of hazardous materials in or about the Premises or Center in connection with any breach of this Article. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any hazardous materials on or about the Premises (or, as a result of Tenant's actions, on or about other portions of the Center), then the costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional Rent. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's knowledge and belief regarding the presence of hazardous substances or materials on the Premises. The within covenants and indemnity shall survive the expiration or earlier termination of the Term.

      22. Subordination. This Lease, and all rights of Tenant hereunder, are and shall at all times be subject to and subordinate to all ground or underlying leases, reciprocal easement agreements, declarations, restrictive covenants or the lien of any Mortgage (as defined below) or other security instrument, and any extensions, consolidations, modifications or replacements thereof, that may now or hereafter affect such instruments on or affect the real property which includes the Premises or any portions thereof, by Landlord. "Mortgage" shall refer to any deed of trust, pledge, charge, encumbrance or security agreement affecting the Building, the Land or all or any portion of the Center. In confirmation of such subordination, Tenant shall execute promptly any certificate that the Landlord, its successors and assigns and any mortgagee may request evidencing this Lease subordination, including but not limited to a subordination non-disturbance and attornment agreement in a form substantially similar to that attached hereto and incorporated herein as Exhibit G, Form of Subordination, Non-Disturbance and Attornment Agreement.

Provided, however, that notwithstanding the foregoing, the party secured by any Mortgage shall have the right to recognize this Lease, and in the event of any foreclosure sale under such Mortgage, this Lease shall continue in full force and effect at the option of the party secured by such Mortgage, or the purchaser under any such foreclosure sale. Provided further that the party secured by any Mortgage may not disturb Tenant's possession of the Premises, in the event of a foreclosure sale under such Mortgage, if Tenant is not in default beyond any applicable grace and cure periods under the Lease. Tenant covenants and agrees further that it will, at the written request of such party, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of said Mortgage to the lien of this Lease. No first mortgagee shall be liable for Landlord's obligations under this Lease until such mortgagee takes title. This Article 22 shall be self-operative and no further instrument of subordination shall be required.

      23. Holding Over. If Tenant shall continue to possess the Premises after the termination of this Lease for any reason, such possession shall be deemed to be a month-to-month tenancy terminable upon thirty (30) days' prior written notice given at any time by either party. Such tenancy shall be upon all of the terms and conditions of this Lease, other than those pertaining to the Term, as were in effect immediately prior to such termination. Further, the Base Rent during the holding over period shall be deemed to be one hundred fifty percent (150%) of the most current rental obligation. In addition to this increase in Base Rent, nothing herein shall preclude Landlord from seeking damages or any other remedy available at law or in equity or any remedy available under Paragraph 24.2 herein as a result of such breach. Tenant shall indemnify' and hold harmless Landlord for any additional costs incurred by Landlord as a result of Tenant's holdover.

      24. Default by Tenant.

            24.1 Events of Default. The occurrence of any of the following shall be deemed to be an "Event of Default" under this Lease:

                  24.1.1 The failure by Tenant to pay any installment of Rent or other money herein required to be paid by it on or before the date due and such failure continues for more than five (5) days from written notice to Tenant;

                  24.1.2 If after the Commencement Date, Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors.

                  24.1.3 The levying of a writ of execution or attachment on or against property of Tenant located upon or used in connection with the Premises, and the same not being released or discharged within thirty (30) days thereafter;

                  24.1.4 The failure by Tenant to, within ten (10) days after the filing thereof, discharge or bond against (in accordance with Article 12 and Colo. Rev. Stat.ss.38-22-131) any lien attached to the Premises, the Building or the Center relating to construction or alteration by Tenant within the Center;

                  24.1.5 The failure by Tenant to comply with any of its obligations under this Lease, other than the obligation to pay Rent or other money hereunder, within thirty (30) days after notice of such failure is given by Landlord or, if it is not reasonably feasible to cure such failure within such 30-day period, the failure to advise Landlord within such 30-day period of Tenant's intention to cure such failure, the failure to begin performance of such cure within such 30-day period or the failure to diligently pursue the performance to completion within a reasonable time thereafter; or

                  24.1.6 If Tenant is in monetary default of the terms of the lease beyond the applicable cure period and shall abandon the Premises or any substantial portion of the Premises without first giving Landlord thirty (30) days prior written notice.

                  24.1.7 If after the Commencement Date, involuntary proceedings under the bankruptcy laws of the United States or under any insolvency act of any state or for the dissolution of Tenant shall be instituted against Tenant, or a receiver or trustee shall be appointed of all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trusteeship vacated within thirty (30) days after such institution or appointment.

      25. Remedies. Upon the occurrence of an Event of Default hereunder, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or by this Lease and Landlord shall have automatic relief from the automatic stay in order to enforce any rights of Landlord set forth in this Paragraph 25 if Tenant becomes a debtor under the United States Bankruptcy
Code:

                  25.1.1 Terminate this Lease on not less than three (3) days notice to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord; but if Tenant shall fail to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession of the Premises and expel or remove Tenant, any other person who may be occupying said Premises or any part thereof, and Tenant's personal property therefrom, without notice or the need to resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which Tenant may suffer by reason of such termination, including, without limitation, all costs of reletting the Premises, reasonable attorneys' fees and the worth at the time of such termination of the amount of Rent and charges reserved for the remainder of the Term of this Lease over the then reasonable rental value of the Premises for the remainder of the Term, all of which amounts shall be discounted to present value at a rate of nine percent (9%), and shall be immediately due and payable by Tenant to Landlord.

                  25.1.2 Without terminating this Lease, Landlord may re-enter the Premises and remove Tenant, any other person who may be occupying said Premises or any part thereof, and any personal property therefrom, without being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby. Landlord may make such alterations and repairs as it deems reasonably advisable to relet the Premises, and may relet the Premises or any part thereof for such term or terms (which may extend beyond the Term of this Lease) and at such rentals and upon such other terms and conditions as Landlord in its reasonable discretion deems advisable. Upon each such reletting all Rent received by Landlord therefrom shall be applied: first, to any amounts due hereunder, other than Rent due hereunder, from Tenant to Landlord; second, to pay any reasonable costs and expenses of reletting, including brokers' and attorneys' fees and costs of alterations and repairs; third, to Rent due hereunder; and fourth, the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due hereunder. If Rent received from such reletting during any month is less than that to be paid during that month by Tenant hereunder, Tenant shall immediately pay any such deficiency to Landlord. In no event shall Tenant be entitled to any excess Rent obtained by reletting the Premises over and above the Rent reserved herein.

      Nothing contained herein shall prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired Term of this Lease. In the event of a breach or anticipatory breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity. Mention in this Lease of any particular remedy shall not prohibit Landlord from exercising any other remedy available at law or in equity.

      No receipt of money by Landlord from Tenant after the termination of this Lease as herein provided shall reinstate, continue or extend the Term of this Lease or operate as a waiver of the right of Landlord to enforce the payment of Rent or other money when due, or operate as a waiver of the right of Landlord to recover possession of the Premises by proper remedy.

      Notwithstanding anything to the contrary contained herein, in the event Tenant does not pay Landlord any Rent when due, Tenant shall pay to Landlord such due Rent, plus a lump sum equal to ten percent (10%) of the amount due and owing, regardless of whether an Event of Default has occurred, plus interest at the Prime Rate plus four percent (4%) from the date due until the date such past due Rent is paid in full.

      25. Default by Landlord. Landlord shall not be in default unless Landlord fails to perform any obligation required of Landlord within a reasonable time, but in no event later than thirty (30) days, after written notice by Tenant to Landlord, specifying wherein Landlord has failed to perform such obligation; provided, that if the nature of Landlord's obligation is such that more than thirty (30) days is required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30)-day period and thereafter diligently prosecutes completion of same; and further provided, however, that Tenant shall provide Landlord's mortgagees with notice of any default by Landlord concurrent with such notice given to Landlord and such mortgagees shall have a reasonable opportunity to cure Landlord's default prior to Tenant's exercise of any remedy hereunder.

      26 Indemnification.

            26.1 Landlord's Indemnification. Subject to the waiver of subrogation provided under Paragraph 15.4 Landlord shall indemnify and hold harmless Tenant and its directors, officers, agents and employees from and against any and all third-party claims for bodily injury and/or property damage arising from or in connection with any accident, injury or damage whatever (even if caused by Tenant's negligence or breach of this Lease) occurring in, at or upon the Building Common Area or Center Common Area; together with all costs, expenses and liabilities incurred or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses at trial and upon appeal. In case any action or proceeding is brought against Tenant and/or its directors, officers, agents and/or employees and such claim is a claim from which Landlord is obligated to indemnify Tenant pursuant to this Paragraph 26.1, Landlord, upon notice from Tenant, shall resist and defend such action or proceeding

(by counsel reasonably satisfactory to Tenant). The obligation of Landlord under this Section shall survive termination of this Lease.

            26.2 Tenant's Indemnification. Subject to the waiver of subrogation provided under Paragraph 15.4, Tenant, its successors and assigns shall indemnify and hold harmless Landlord and all superior lessors or superior mortgagees and its and their respective partners, directors, officers, agents and employees from and against any and all third-party claims arising from or in connection with: (i) the conduct or management of the Premises or of any business therein, or any work or thing whatsoever done, or any condition created (even if due to Landlord's negligence or breach of this Lease) in or about the Premises, during the Term of this Lease; (ii) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, officers, agents, employees, invitees or contractors; (iii) any accident, injury or damage whatever (even if caused by Landlord's negligence) occurring in, at or upon the Premises; and (iv) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses. In case any action or proceeding is brought against Landlord or any superior lessor or superior mortgagee or its or their partners, directors, officers, agents or employees and such claim is a claim for which Tenant is obligated to indemnify Landlord pursuant to this Paragraph 26.2, Tenant, upon notice from Landlord or such superior lessor or superior mortgagee, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord). The obligation of Tenant under this Paragraph 26.2 shall survive termination of this Lease.

            26.3 Limitations on Liability of Landlord.

                  26.3.1 Tenant waives and releases all claims against Landlord, it employees, and agents with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease. In addition, Tenant agrees that Landlord, its agents, and employees will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant's business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), or rain or snow from the Premises or into the Premises or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wire, appliances, plumbing, air conditioning, or lighting fixtures of the Building (collectively, the "Building Equipment"), or from construction, repair, or alteration of the Premises, or from any acts or omissions of any other tenant, occupant, or visitor of the Premises, or from any cause beyond Landlord's control.

                  26.3.2 No representation, guaranty, or warranty is made or assurance given that the communications or security systems, devices, or procedures of the Building will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of, any of the Tenant's property or of the property of any other person, and Landlord reserves the right to discontinue or modify at any time such communications or security systems or procedures without liability to Tenant.

      27. Compliance with Laws and Requirements of Public Authorities.

      At all times during the Term of this Lease, Tenant shall give prompt notice to Landlord of any notice Tenant receives of the violation of any law or requirement of public authority affecting the Premises or the Building. Tenant, at its sole cost and expense, shall comply with all laws and requirements of public authorities, which shall, with respect to the Premises or the use, condition or occupancy thereof, or the abatement of any nuisance, impose any violation, order or duty on Landlord or Tenant, arising from (i) Tenant's use of the Premises; (ii) the manner of conduct of Tenant's business or operation of its installations, equipment or other property therein; (iii) any cause or condition created by or at the insistence of Tenant; or (iv) breach of any of Tenant's obligations hereunder.

The judgment of any court of competent jurisdiction or the admission of Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law or requirement of public authorities affecting the Building or the Premises shall be conclusive of such violation as between Landlord and Tenant. Tenant shall pay all costs, expenses, fines, penalties or damages which may be imposed upon Landlord by reason of Tenant's failure to comply with provisions of this Article 27.

      28. Arbitration. Unless otherwise, provided herein, these procedures shall govern any claim, dispute or other matter in question between the parties hereto, arising out of this Lease:

            28.1 All claims, disputes and other matters in question between the parties to this Lease, arising out of or relating to this Lease or the breach thereof, shall be decided by arbitration in accordance with the rules of the American Arbitration Association then in effect unless the parties mutually agree otherwise. Any such claim, dispute or other matter involving in excess of $100,000.00 shall be submitted to three arbitrators; otherwise one arbitrator shall be used. The arbitrator or arbitrators selected to arbitrate matters under this Lease shall be paid at least two hundred dollars ($200) per hour, including any time necessary for the arbitrator or arbitrators to study the matter. This agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law.

            28.2 Notice of the demand for arbitration shall be filed in writing with the other party to this Lease and with the American Arbitration Association. The demand shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, except as otherwise provided in this Lease. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

            28.3 The award rendered by the arbitrators shall be final, and judgement may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The prevailing party in any arbitration under this Lease shall be awarded its reasonable attorneys fees and costs associated with the arbitration.

            28.4 The location for settlement for any and all claims, controversies or disputes arising out of or relating to this Lease or any breach thereof when decided by arbitration shall be in Denver, Colorado.

      29. Estoppel Certificate. At any time and from time to time, Tenant, on or before the date specified in a request therefor made by Landlord, which date shall be not earlier than ten (10) days after the making of such request, shall execute, acknowledge, and deliver to Landlord or Landlord's mortgagee or the assignee of such mortgagee or a potential or actual purchaser, a certificate, addressed to such persons or entities as Landlord shall specify in such request, stating whether or not (a) this Lease is in full force and effect;
(b) this Lease has been amended in any way and identifying any such amendments;
(c) there are any existing defaults hereunder to the knowledge of such party and specifying the nature of such defaults, if any; (d) the date to which rent and other amounts due hereunder, if any, have been paid; and (e) such additional information as reasonably requested.

      30. WAIVER OF TRIAL BY JURY. LANDLORD AND TENANT DO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER UPON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH TILTS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE.

      31. Notices. Any notice, demand, consent or other communication by either Tenant or Landlord to the other shall be valid only if in writing and shall be deemed to be duly given only if (a) delivered personally or sent by overnight courier, upon receipt thereof; or (b) mailed, upon the third business day following mailing thereof, all in accordance with the Lease, to the following addresses or to such other address for either party as that party may designate by like notice to the other:

             If to Landlord:   WRC Properties, Inc.
                               730 Third Avenue
                               New York, New York 10017-3206
                               Attn: Harold D. Piazza, Jr., Esq.
                               Fax: (212) 986-8375

             With a copy to:   WRC Properties, Inc.
                               730 Third Avenue, 8th Floor
                               New York, New York 100 17-3206
                               Attn: Rob Lavaro,
                               Fax: (212) 916-6929

                               Mile High Property Services, Inc.
                               Colorado Center Tower One Suite 10500
                               Denver, Colorado 80222
                               Attn: Marcene Seeber, Senior Property Manager
                               Fax: (303) 759-2530

             If to Tenant:     Superior National Insurance Group, Inc.
                               2000 5. Colorado Blvd
                               Tower One, Suite 11500
                               Denver, CO 80222

             With a copy to:   To be determined

      32. Miscellaneous.

            32.1 Attorneys' Fees. If either party becomes a party to any litigation concerning this Lease or the Premises by reason of any act or omission of the other party, the party that causes the other party to become involved in the litigation shall be liable to that party for that party's reasonable attorneys fees and costs incurred in such litigation. If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to recover reasonable attorneys fees and costs incurred in such action.

            32.2 Surrender of the Premises. Upon the termination of this Lease for any reason, Tenant shall surrender to Landlord the Premises in substantially their condition as of the Commencement Date, loss due to fire, casualty, "Force Majeure" (defined in Paragraph 32.3), ordinary wear and tear, and obsolescence excepted. Landlord may elect to retain or dispose of in any manner any of Tenant's personal property not removed from the Premises by Tenant upon the expiration of the Term of this Lease, and title to any such fixtures or personal property shall vest in Landlord. Tenant waives any and all claims against Landlord for damage to Tenant resulting from Landlord's retention or disposition of any such personal property.

            32.3 Force Majeure; Time of the Essence. Whenever a period of time is herein prescribed for action to be taken by either party, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party (collectively, "Force Majeure"); provided, however, that both parties shall use their best reasonable efforts to mitigate the effects of such occurrences with respect to the required action. Further, no action to be taken hereunder shall be extended for more than six (6) months because of Force Majeure. Subject to the foregoing, time is of the essence with respect to each and every provision of this Lease. The provisions of this Paragraph 32.3 shall not operate to excuse Tenant's payment of Rent hereunder.

            32.4 No Implied Surrender or Waiver. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and effect of any original breach. Landlord's receipt of Rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach. Landlord's failure to enforce against Tenant or any other tenant in the Building any of the Rules and Regulations shall not be deemed a waiver of such Rules and Regulations. No act or thing done by Landlord, its agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing signed by Landlord. Neither the delivery of keys to nor the acceptance thereof by any of the Landlord's agents or employees, nor the taking possession of the Premises by Landlord after any vacation thereof by Tenant, shall operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as Rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord.

            32.5 Construction and Interpretation. In the event it shall be necessary to determine the meaning of this Lease, or any part thereof, this Lease shall be read in its entirety to determine such meaning.

            32.6 Relationship of the Parties. Landlord and Tenant shall not be considered or deemed to be joint venturers or partners of one another, and neither shall have the power to bind or obligate the other except as expressly set forth herein.

            32.7 Severability. In the event any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall to any extent be deemed invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and every other term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

            32.8 Heirs and Assigns. Without limiting the terms of Article 13, the provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors, heirs, legal representatives and permitted assigns.

            32.9 Entire Agreement; Modification. This Lease, including all exhibits hereto, contains the entire agreement of the parties hereto and supersedes all other prior or contemporaneous agreements of the parties. No representations, inducements, promises or agreements, oral or otherwise, between Landlord and Tenant not embodied herein shall be of any force or effect. Any agreement, amendment, change or addition to this Lease shall not be binding upon either party unless reduced to writing and signed by each party.

            32.10 Captions: References. The captions and paragraph numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, or otherwise affect this Lease. The use of the terms "hereof," "hereunder," "herein," and like terms shall refer to this Lease as a whole except where noted otherwise. The necessary grammatical changes required to express applicable gender or number shall be assumed in each case to be fully expressed.

            32.11 Brokerage Commission. Landlord and Tenant each agree to indemnify and hold the other harmless from and against all broker's or other real estate commissions or fees incurred by the indemnifying party or arising out of its activities with respect to this Lease. Landlord will pay a commission pursuant to a separate agreement to the Broker(s) identified in the Basic Lease Information. The provisions of this Paragraph 32.11 shall survive the expiration or sooner termination of this Lease.

            32.12 Choice of Law. This Lease shall be governed by and construed in accordance with the laws of the State of Colorado.

            32.13 Execution. This Lease may be executed in multiple counterparts, all of which, when taken together, shall constitute the Lease. This Lease shall not be binding on either party until fully signed by both Landlord and Tenant. Both Landlord and Tenant acknowledge and agree that notwithstanding any negotiations or letters of intent between the parties, neither party shall be obligated under any of the terms or conditions of this Lease nor shall either party be liable for any costs or expenses incurred by the other party during any such period of negotiation between the parties.

            32.14 Limitation on Right of Recovery. Tenant acknowledges and agrees that the liability of Landlord under this Lease shall be limited to its interest in the Building and any judgments rendered against Landlord shall be satisfied solely out of the proceeds of sale of its interest in the Building. No personal judgment shall lie against Landlord upon extinguishment of its rights in the Building and any judgment so rendered shall not give rise to any right of execution or levy against Landlord's assets. The provisions hereof shall inure to Landlord's successors and assigns including any Mortgagee. Neither Landlord nor Tenant shall be liable for treble, exemplary, consequential or punitive damages

            32.15 Name of Building and Center. Landlord shall have the right in its sole discretion after thirty (30) days notice to Tenant, to change the name, number or designation of the Building or the Center (if any), or both, during the Term without liability to Tenant.

            32.16 Relocation - Substitute Premises. Landlord shall have the right at any time, upon reasonable notice to Tenant (the "Relocation Notice"), to relocate Tenant to different premises in the Center (the "Substitute Premises"), provided that the Substitute Premises are of approximately the same size and finish as the Premises, are above the first (1st) floor, and provided that Landlord reimburses Tenant for all reasonable out-of-pocket expenses incurred by Tenant as a result of the relocation. Tenant shall relocate to the Substitute Premises within the time set out in the Relocation Notice. Upon the date Tenant takes possession of the Substitute Premises, this Lease shall be deemed amended to provide for the Substitute Premises and all other terms and conditions of the Lease shall remain in full force and effect Tenant agrees to execute any document reasonably required by Landlord to reflect the relocation to the Substitute Premises.

            32.17 Nondiscrimination. Tenant covenants that this Lease is made and accepted upon and subject to the condition that there shall be no discrimination against or segregation of any person or group of persons on account of sex, marital status, race, color, creed, religion, national origin or ancestry in the leasing, subleasing, transferring, use or enjoyment of the Premises nor shall Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants or vendees in the Premises.

            32.18 Deposit. See Schedule 1, Supplemental Provisions, Paragraph 4.

            32.19 Guaranty. [Deleted intentionally]

            32.20 No Air Rights. This Lease does not grant any easements or rights for light, air or view. Any diminution or blockage of light, air or view by any structure or condition now or later erected will not affect this Lease or impose any liability on Landlord.

            32.21 No Recording. Tenant shall not record this Lease, or any portion or any reference hereto. In the event Tenant records this Lease, or permits or causes this Lease, or any portion hereof or reference hereto to be recorded, this Lease shall terminate at Landlord's option or Landlord may declare a default hereunder and pursue any and all of its remedies provided in this Lease.

            32.22 Financial Statements. The financial statement(s) attached hereto as Exhibit I, Financial Statement, is true and complete as of the date set forth therein and no material changes have occurred since that date which might adversely affect Tenant or Guarantor or Tenant's or Guarantor's ability to meet their obligations hereunder. Tenant acknowledges that Landlord has relied upon the attached financial statement(s) in its decision to enter into this Lease. Any material misrepresentation or omission in such financial statement(s) shall constitute an Event of Default hereunder for which there shall be no cure period.

            32.23 Tenant Authority. If Tenant signs as a corporation or partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation or partnership, as the case may be, that Tenant has and is qualified to do business in Colorado, that the corporation or partnership has full right and authority to enter into this Lease, and that each and all of the persons signing on behalf of the corporation or partnership are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing warranties.

      IN WITNESS WHEREOF, the parties hereto have signed this Lease effective as of the date first above written.

                                        LANDLORD:

                                        WRC PROPERTIES, INC.,
                                        a Delaware Corporation


                                        /s/ Robert D. Loverro
                                        ---------------------
                                        ROBERT D. LOVERRO
                                        ASSISTANT SECRETARY


                                        TENANT:

                                        Superior National Insurance Group, Inc., a Delaware Corporation


                                        By:     /s/ James L. [ILLEGIBLE]
                                                ------------------------
                                        Name:   James L. [ILLEGIBLE]
                                        Its:    SVP

                                   SCHEDULE I

                            SUPPLEMENTAL PROVISIONS

      These Supplemental Provisions are attached to, and incorporated into, the Colorado Center Tower One Office Lease dated October 19, 2000 (the "Lease"), between WRC Properties, Inc. ("Landlord"), and Superior National Insurance Group, Inc., a Delaware corporation ("Tenant"), as if fully set forth therein. Capitalized terms used in these Supplemental Provisions without definition have the meanings give to them in the Lease.

1) Term: Landlord and Tenant acknowledge that prior to the date of this Lease, Tenant filed a petition for reorganization or adjustment of debts ("Tenant's Bankruptcy") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court, Central District of California (Case No. SV00- 14099-GM) (the "Bankruptcy Court"). Landlord and Tenant further acknowledge that the parties intend to reduce the potential risk to Landlord as a result of Tenant's Bankruptcy by commencing this Lease as a tenancy from month to month until such time as the Plan of Reorganization in Tenant's Bankruptcy is effective (the "Conversion Date"), upon the following terms and conditions:

      A. The "Commencement Date" of the Lease shall be the later of:

            (1) The date of execution of the Lease by both Landlord and Tenant; and

            (2) If required under Tenant's Bankruptcy, the date of entry of an order by the United States Bankruptcy Court, Central District of California, approving and authorizing Tenant to enter into the Lease and granting Landlord relief from the automatic stay in order to enforce any rights of Landlord set forth herein.

      B. The Lease Term shall commence on the Commencement Date and shall continue until the date of the first to occur of the following (the "Expiration Date"), unless terminated as otherwise provided in the Lease:

            (1) Prior to the Conversion Date, thirty (30) days after written notice from either party to the other terminating the Lease.

            (2) If the Conversion Date has not occurred on or before April 30, 2001, then April 30, 2001 shall be the Termination Date.

            (3) Thirty-six (36) months after the Conversion Date.

      C. Notwithstanding anything in the Lease to the contrary, upon the Commencement Date and until the Conversion Date, unless the Lease is terminated prior to such date as provided herein, Landlord leases to Tenant and Tenant leases from Landlord the Premises by tenancy from month to month, terminable on thirty (30) days' written notice from either party to the other. From and after the Conversion Date, this Lease shall be converted to a tenancy for a thirty-six
(36) month term.

2) Expense Base Year: From the Commencement Date until the Conversion Date, Tenant's Expense Base ("Month-to-Month Expense Base") shall be $5.73/rsf. From and after the Conversion Date, Tenant's Expense Base Year pursuant to Exhibit C, Determination of Tenant's Operating Expenses, Paragraph 3.01, shall be calendar year 2001.

3) Future Bankruptcy or Insolvency: Subject to the provisions of Paragraph 1 above, if Tenant becomes a debtor under Chapter 7 of the United States Bankruptcy Code, or in the event that a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapter 11 of the Bankruptcy Code, or a proceeding filed under Chapter 7 is converted to Chapter 11, or a Chapter 11 is converted to Chapter 7, the Trustee or Tenant, as Debtor-in-Possession, shall be deemed to have rejected this Lease. No election by Trustee or Debtor-in-Possession to assume this Lease shall be effective unless each of the following conditions, which Landlord and Tenant hereby acknowledge to be commercially reasonable in the context of a bankruptcy proceeding, has been satisfied, and Landlord has so acknowledged in writing:

      A. The Trustee or Debtor-in-Possession has cured, or has provided Landlord "adequate assurance" (as hereinafter defined) that from the date of such assumption, the Trustee or Debtor-In-Possession will promptly cure all monetary and non-monetary defaults under this Lease.

      B. The Trustee or Debtor-in-Possession has compensated, or has provided to Landlord adequate assurance that within ten (10) days of the date of assumption, Landlord will be compensated, for any pecuniary loss together with all of Landlord's attorney's fees incurred in connection with Landlord's representation in Tenant's bankruptcy proceedings or incurred by Landlord arising from default of Tenant, the Trustee or the Debtor-in-Possession as recited in Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-In-Possession.

      C. The Trustee or Debtor-in-Possession has provided Landlord with adequate assurance of future performance of each of Tenant's, the Trustee's, or Debtor-In-Possession's obligations under this Lease; provided, however, that:

            (1) The Trustee or Debtor-in-Possession shall also deposit with Landlord, as security for the timely payment of Rent and other sums due hereunder, an amount equal to three (3) months Base Rent, Additional Rent and other monetary charges accruing under this Lease; and

            (2) The obligations imposed upon the Trustee or Debtor-In-Possession shall continue with respect to Tenant or any assignee of this Lease after the completion of the bankruptcy proceedings.

      D. For purposes of this Paragraph, Landlord and Tenant acknowledge that, in the context of the bankruptcy proceeding of Tenant, at a minimum, "adequate assurance" shall mean:

            (1) The Trustee or Debtor-in-Possession will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Debtor-in-Possession will have sufficient funds to fulfill all of the obligations of Tenant under this Lease; or

            (2) The Bankruptcy Court shall have entered an order segregating sufficient cash payable to Landlord, and the Trustee or Debtor-in-Possession shall have granted to Landlord a valid and perfected first lien and security interest or mortgage superior to any prior post-petition financing in property of Tenant, the Trustee or Debtor-in-Possession, acceptable as to value and kind to Landlord, in order to secure to Landlord the obligation of the Tenant, Trustee or Debtor-in-Possession to cure the monetary or non-monetary defaults under the Lease within the time period set forth above.

      E. The following conditions shall apply to any assignment of this Lease in Bankruptcy Proceedings:

            (1) If the Trustee or Debtor-in-Possession has assumed this Lease and elects to assign the Lease to any other person, such interest or estate of Tenant in this Lease may be so assigned only if Landlord has acknowledged in writing that the intended assignee can provide to Landlord "adequate assurance of future performance" (as hereinafter defined) of all of the terms, covenants and conditions of this Lease to be performed by Tenant.

            (2) For the purposes of this provision, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding, at a minimum, "adequate assurance of future performance" shall mean that each of the following conditions has been satisfied, and that Landlord has so acknowledged in writing:

                  (a) The proposed assignee has submitted a current financial statement audited by a Certified Public Accountant which shows the net worth and working capital and amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of Tenant's obligations under this Lease;

                  (b) The proposed assignee, if requested by Landlord, shall have obtained guarantees in form and substance satisfactory to Landlord from one or more persons who satisfy the Landlord's standards of creditworthiness; and

                  (c) Landlord has obtained all covenants or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, in order to permit Landlord to consent to such assignment.

      F. Tenant consents to, and Landlord shall have, automatic relief from the automatic stay in order to enforce any of the rights or remedies of Landlord set forth in this Paragraph 3.

4)    Deposit.

      A. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord a deposit of $40,000.00 payable to Landlord to be held without accruing interest, at Landlord's option in a separate account or commingled with other funds to be held by Landlord through the term of the Lease. If Tenant fails to comply with the provisions hereof, such deposit shall be retained by Landlord in payment for its expenses or damages or any amounts payable under the Lease, but such retention shall not limit or preclude Landlord's right of action for damages or other remedies for breach of the provisions of this Lease.

      B. Notwithstanding any statement in this Paragraph 4 to the contrary, after the Conversion Date, at Landlord's option, within ten (10) days after written notice to Tenant, Tenant shall deposit with Landlord, as security for the performance of Tenant's obligations under this Lease an unconditional and irrevocable letter of credit (the "Letter of Credit"), in the amount of forty thousand and no/100 dollars ($40,000.00), which is in the form described, and satisfies the conditions set forth, in subparagraph (c) of this Paragraph 4. If, at any time during the Term hereof, Tenant shall be in default in the performance of any provisions of this Lease, Landlord shall have the right but not the obligation to use the Letter of Credit, or so much thereof as necessary, in payment of any Rent in default, reimbursement of any expense incurred by Landlord, and in payment of any damages incurred by the Landlord by reason of Tenant's default. In such event, Tenant shall, within (5) days after written demand from Landlord restore the Letter of Credit to the amount existing immediately prior to Tenant's default. Landlord may deliver the Letter of Credit to any purchaser of Landlord's interest in the Premises in the event such interest is sold, and thereupon Landlord shall be discharged from further liability with respect to the Letter of Credit. If Landlord transfers its title or interest in the fee title to the Premises, Tenant will deliver to, or at the direction of, the assignee of the fee title, such amendments or replacements of the Letter of Credit as may be required. The Letter of Credit shall not serve as an advance payment of Rent or a measure of Landlord's damages for any default under this Lease.

      C. The Letter of Credit shall be issued by one of the following financial institutions: Bank of America, Bank of New York, Bankers Trust, Chase Manhattan, Citibank, JP Morgan, US Trust or Marine Midland. Additionally, the Letter of Credit shall: (i) be in form and substance satisfactory to Landlord; (ii) name Landlord as its beneficiary; (iii) expressly allow Landlord to draw upon it at any time or from time to time by delivering to the issuer written notice, executed by an authorized representative of Landlord, that Landlord is entitled to draw thereunder; (iv) be redeemable in the State of New York; (v) expire not less than annually; (vi) be replaced or renewed, as applicable, by Tenant no less than ten business (10) days prior to the expiration date thereof and (vii) provided that the issuer give Tenant and Landlord written notice thirty (30) days prior to the expiration of such Letter of Credit if issuer intends not to renew the Letter of Credit. If Landlord is not provided with a substitute letter of credit complying with all of the requirements hereof at least ten (10) business days before any stated expiration date of the Letter of Credit, then Landlord immediately shall have the right to draw upon such Letter of Credit and to hold the resulting funds as a security deposit in accordance with the terms under this Paragraph 4.

                                   EXHIBIT A
                                       TO
                                     LEASE
                             FLOOR PLAN INDICATING
                              LOCATION OF PREMISES

Suite 11500                      5,895 RSF

[GRAPHIC OMITTED]


                            Exhibit A-l Page 1 of 1

                                  EXHIBIT B-1
                                       TO
                                     LEASE

                            SITE PLAN OF THE CENTER

[GRAPHIC OMITTED]

                                COLORADO CENTER
        THE SITE PLAN MAY BE CHANGED BY LANDLORD IN ITS SOLE DISCRETION.


                            Exhibit B-1 Page 1 of 1

                                  EXHIBIT B-2
                                       TO
                                     LEASE

                         LEGAL DESCRIPTION OF THE LAND
Tower One:

A parcel of land being a portion of the Northwest Quarter of Section 30, Township 4 South, Range 67 West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, described as follows:

Beginning at the intersection of the northerly line of the 100-foot wide Colorado and Southern Railroad Company right-of-way with the west line of said Northwest Quarter, from which the northwest corner thereof bears N 00(degrees)03'00" E; thence S 79(degrees)11'51" E along said northerly line,
920.63 feet to the True Point of Beginning;

thence continuing S 79(degrees)11'51" E along said northerly line, 164.67 feet to a Point "A"; thence continuing S 79(degrees)11`51" E along said northerly line, 441.08 feet to a point on the southwesterly right-of-way line of Colorado State Highway 1-25; thence along said southwesterly right-of-way line the following two (2) courses:

      1)    N 33(degrees)59'11" W, 55.76 feet to a point of curvature;

      2) along a curve to the left having a central angle of 11(degrees)06'43" and a radius of 2695.15 feet, an arc length of
            522.70 feet to a point which bears N 10(degrees)48'09" E from the herein described Point "A";

thence S 10(degrees)48'09" W, 60.00 feet to a point that lays 312.62 feet north, when measured perpendicularly from the northerly line of the Colorado and Southern Railroad Company right-of-way; thence N 79(degrees)11'51" W, 125.68 feet; thence S 10(degrees)48'09" W, 26.16 feet; thence N 79(degrees)11'51" W,
40.00 feet; thence N 10(degrees) 48'09" E, 26.16 feet; thence N 79(degrees) 11'5l" W, 44.91 feet; thence N 34(degrees)24'52" W, 36.74 feet; thence N 10(degrees)48'09" B, 63.13 feet; thence N 79(degrees)11'51" W, 19.00 feet;
thence 10(degrees) 48'09" E, 56.99 feet; thence N 30(degrees)48'09" E, 59.91 feet to a point on the southwesterly right-of-way line of Colorado State Highway I-25; thence along said southwesterly right-of-way line on a non-tangent curve to the left, the beginning tangent of which bears N 50(degrees)56'40" W, having a central angle of 00(degrees)18'02" and a radius of 2695.15 feet, an arc length of 14.14 feet to a point of non-tangency; thence S 30(degrees)48'09" W, 78.99 feet; thence S 10(degrees)48'09" W, 128.72 feet; thence S 79(degrees)11'51" E,
18.27 feet; thence S 34(degrees)24'52" E, 102.45 feet; thence N 79(degrees)11'51" W, 20.99 feet; thence S 10(degrees)48'09" W, 38.00 feet;
thence S 79(degrees)11'51" E, 20.00 feet; thence S 10(degrees)48'09" W, 188.46 feet to the


                            Exhibit B-2 Page 1 of 1

True Point of Beginning; Subject to all easements and right-of way existing and/or of record; and containing 3.429 acres, or 149,349 square feet, more or less.

City and County of Denver,
State of Colorado


                            Exhibit B-2 Page 2 of 1

                                  EXHIBIT B-3
                                       TO
                                     LEASE

                          LEGAL DESCRIPTION OF CENTER

A parcel of land being a portion of Blocks 106 through 114 together with the vacated roadways adjacent thereto, Chamberlin's University Terrace New Filing, according to the recorded plat thereof, laying southerly and adjacent to the southeasterly and southwesterly right-of-way lines of Colorado Interstate I-25, as delineated on the Colorado Department of Highways right-of-way plans, Project No. FI002-2(7), laying east of and adjacent to the east right-of-way line of South Colorado Boulevard, said east right-of-way line being 50 feet east of and parallel with the west line of the north half of the northwest quarter of
Section 30, and also laying north of and adjacent to the northerly right-of-way line of the Colorado and Southern Railroad Company, all being in the North Half of the Northwest Quarter of said Section 30, Township 4 South, Range 67 West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, said parcel being described as follows:

Beginning at the point of intersection of said east right-of-way line of South Colorado Boulevard with said northerly right-of-way line of the Colorado and Southern Railroad Company; thence northerly and parallel with the west line of the north half of said Section 30, a distance of 260.83 feet to the point of intersection with said southeasterly right-of-way line of Colorado Interstate I-25; thence northeasterly on an interior angle left of 122(degrees)03'17" and along said southeasterly right-of-way line, a distance of 630.44 feet to a point of non-tangent curvature along the southwesterly right-of-way line of said Colorado Interstate 1-25; thence southeasterly along said southwesterly right-of-way line along a curve to the right, the tangent of which is on an interior angle to the left of 117(degrees)54'03", having a central angle of 25(degrees)55'09" and a radius of 2,695.15 feet, an arc length of 1,219.22 feet to a point of tangency; thence continuing along said southwesterly right-of-way line and said tangent, a distance of 55.76 feet to a point of intersection with the northerly right-of-way line of the Colorado and Southern Railroad Company; thence northwesterly on an interior angle left of 45(degrees)12'40" and along said northerly right-of-way line a distance of 1,475.48 feet to the point of beginning;

Containing 14.642 acres more or less.

EXCEPT the following described parcel conveyed from Colorado Center Building Partners, Ltd. a Colorado limited partnership, to NCR Corporation, a Maryland corporation, by that certain Warranty Deed dated November 24, 1987, and recorded in the records of the Denver County Clerk & Recorder on December 23, 1987, at Reception No. 219356:

A parcel of land being a portion of the Northwest Quarter of Section 30, Township 4 South, Range 67 West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, described as follows:


                            Exhibit B-2 Page 1 of 1

Beginning at the intersection of the northerly line of the 100-foot wide Colorado and Southern Railroad Company right-of-way with the west line of said Northwest Quarter, from which the northwest corner thereof bears N 00(degrees)03'00" E; thence S 79(degrees)11'51" E along said northerly line, 1085.30 feet; thence N 10(degrees)48'09" E, 312.62 feet to the True Point of Beginning; thence N 79(degrees)11'51" W, 125.68 feet; thence S 10(degrees)48'09" W, 26.16 feet; thence N 79(degrees)11'51" W, 40.00 feet; thence N 10(degrees)48'09" E, 26.16 feet; thence N 79(degrees)11'51" W, 44.91 feet;
thence N 34(degrees)24'52" W, 36.74 feet; thence N 10(degrees)48'09" E, 63.13 feet; thence N 79(degrees)11'51" W, 19.00 feet; thence N 10(degrees)48'09" E,
56.99 feet; thence N 30(degrees)48'09" E, 59.91 feet to a point on the southwesterly right-of-way line of Colorado State Highway I-25; thence along said southwesterly right-of-way line on a non-tangent curve to the right, the beginning tangent of which bears S 50(degrees)56'40" E, having a central angle of 05(degrees)50'46" and a radius of 2695.15 feet, an arc length of 275.00 feet to a point that bears N 10(degrees)48'09" E from the True Point of Beginning; thence S 10(degrees)48'09" W, 60.00 feet to the True Point of Beginning;

Subject to all easements and rights-of-way existing and/or of record; and containing 0.7822 acres, or 34,073 square feet, more or less.

City and County of Denver,
State of Colorado


                            Exhibit B-2 Page 3 of 1

                                   EXHIBIT C
                                       TO
                                     LEASE

                  DETERMINATION OF TENANT'S OPERATING EXPENSES

      1.01 Definitions.

            (1) "Building's Pro Rata Share of the Center Common Area" means a fraction, the numerator of which shall be the Square Feet of the Building, and the denominator of which shall be the Square Feet of the Center, including the Square Feet of the Tower One Building, the Tower Two Building, and the Retail Center (but excluding the Square Feet of the Annex, the Tower One Garage, the Tower Two Garage and any other future parking structures). Landlord and Tenant acknowledge and agree that the Center is a master planned mixed-use development to which certain office buildings, a hotel, and one or more parking structures may be added from time to time. The Building's Pro Rata Share of the Center Common Area shall be adjusted, from time to time, so as to be effective on January 1 of the Calendar Year following the issuance of a new certificate of occupancy to reflect any increase or decrease in the Square Feet of the Center.

            (2) "HVAC Cost" means a percentage of the annual costs attributable to the Building for the operation, repair and maintenance of the systems for heating, ventilating and air conditioning the Building, as established by Landlord from time to time on a fair and equitable basis which reflects load and hours of operation.

            (3) "Real Estate Taxes" shall mean all real estate taxes, assessments (including water taxes, sewer charges and liens, and charges for public utilities not separately metered or assessed against the Premises), license and permit fees, general and special, ordinary and extraordinary, foreseen or unforeseen, levied, assessed or otherwise imposed upon the Building and the Center Common Area or any part thereof as they may increase or decrease from time to time during the Term of this Lease; provided that nothing contained herein shall require Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profits or revenue tax, or any other tax, assessment, charge or levy upon the Rent payable by Tenant under this Lease, unless such tax is a direct substitute in full or in part for real property tax in which event Tenant shall pay same (but only to the extent such tax is a substitute for real property tax). Real Estate Taxes shall not include Real Estate Taxes attributable to the Annex, the Retail Center, or any other office building except the Building.

            (4) "Square Feet" or a "Square Foot" means rentable square feet or a rentable square foot, as determined by Landlord by using the standard method for measuring floor area in office buildings as defined by the American National Standards Institute and the


                             Exhibit C Page 1 of 5

Building Owners and Managers Association dated June 7, 1996 to determine usable and rentable square footage.

            (5) "Square Feet of the Building" means the aggregate of the Square Feet of the Building calculated by Landlord on a single tenancy floor basis; provided that, if from time to time, there is a material change in the rentable space of the Building, Square Feet of the Building shall from the effective date of such change until any further change mean the number of Square Feet of the Building determined by Landlord on completion of such change.

            (6) "Square Feet of the Center" means the rentable square feet of all rentable areas of the Center as determined by Landlord from time to time but shall exclude the Annex, all parking areas and parking structures (including the Tower One Garage and the Tower Two Garage).

            (7) "Square Feet of the Premises" means the Square Feet of the Premises as determined by Landlord and confirmed pursuant to the Commencement Date Certificate of the Lease.

            (8) "Tenant's Pro Rata Share" means a fraction, the numerator of which shall be the Square Feet of the Premises, and the denominator of which shall be the Square Feet of the Building (including the Square Feet of the Premises).

      2.01 "Tenant's Operating Expenses". Tenant's Operating Expenses for any Lease Year is an amount equal to the difference between "Landlord's Operating Costs" (as defined in Section 4.01) for such Calendar Year less Landlord's Operating Costs for the Expense Base Year, multiplied by the Square Feet of the Premises.

      3.01 "Expense Base Year". The Expense Base Year is calendar year (see
Schedule 1. Paragraph 2), as adjusted pursuant to Section 7.01, if applicable.

      4.01 Determination of Landlord's Operating Costs. "Landlord's Operating Costs" means a per square foot amount in respect of a calendar year (calculated to the nearest cent) established in accordance with generally accepted accounting principles and confirmed in a certificate of Landlord, and equal to the sum of the following costs, divided by the Square Feet of the Building or the Center, as appropriate:

            (i) all reasonable and customary costs and expenses directly attributable to the operation, repair, servicing and maintenance of the Building and Center Common Area, including without limitation Real Estate Taxes, Insurance Costs and HVAC Cost, and all indirect costs that are reasonably attributable to the operation, repair, servicing and maintenance of the Building, or the Center Common Area including without limitation accounting, administrative and legal costs;


                             Exhibit C Page 2 of 5

            (ii) all wage, salary and labor costs of all persons engaged in the operation, maintenance, management, and repair of the Building and the Center Common Area (including, but not limited to, all applicable taxes, insurance, and benefits);

            (iii) costs of all utilities, fuel, and building supplies and materials;

            (iv) cost of all maintenance and service agreements, including, but not limited to, window cleaning, elevator maintenance, and janitorial service;

            (v) cost of repairs and general maintenance including, but not limited to, exterior building maintenance, and maintenance of sidewalks, parking areas, and landscaping;

            (vi) all costs of making any alterations to the Building or Center Common Area for life-safety systems or energy conservation or other capital improvements, which are primarily for the purpose of reducing or stabilizing Landlord's Operating Costs or for providing additional services to the tenants of the Building, amortized over the useful life of such improvements; and all compliance costs necessitated by laws enacted or which become effective after the Lease Date, including traffic impact fees and other rules and regulations policing and regulating traffic to and from the Building;

            (vii) management fees either as charged to Landlord by independent management companies or an amount not exceeding the amount typically charged by independent management companies if Landlord manages the Building itself;

            (viii) reasonable reserve for capital costs, improvements and repairs; and

            (ix) the Building's Pro Rata Share of all costs and expenses charged to Landlord by any association formed to own and manage all or any portion of the Center Common Area, if Landlord is not managing the Center Common Area.

                  Landlord's Operating Costs under this Section 4.01 also include all net expenses properly allocable to a year for any capital improvement or structural repair incurred to reduce or limit increases in Landlord's Operating Costs, or required by Landlord's insurance carrier or by any change in the laws, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction or expenses resulting from normal repair or maintenance, which expenses shall be repaid in equal monthly installments together with interest at applicable rates over the lesser of the useful capital life of the capital improvement or structural repair or the operational savings payback period.

      5.01 Limitation on Landlord's Operating Costs. In determining Landlord's Operating Costs, the cost (if any) of the following shall be excluded except as specifically provided in Section 4.01:


                             Exhibit C Page 3 of 5

            (i) costs incurred by Landlord for alterations which are considered capital improvements and replacements under generally accepted accounting principles except as expressly permitted under Section 4.01.

            (ii) repair and replacement resulting from inferior or deficient workmanship, materials, or equipment in the initial construction of the Building or Center Common Area or for which Landlord is reimbursed by insurers;

            (iii) ground or master lease rent (if any), depreciation, amortization, and interest on and capital retirement of debt;

            (iv) operation, repair and maintenance which is attributable solely to any of the components of the Center comprising the Square Feet of the Center other than the Building and the Center Common Area;

            (v) tenant improvements and leasing commissions;

            (vi) advertising or promotional expenses; and

            (vii) any legal expenses of Landlord incurred in enforcing other tenants' leases; and

            (viii) any costs payable by a third party or otherwise reimbursed to Landlord pursuant to Section 9.01.

      6.01 When Services Are Not Provided. Notwithstanding Section 4.01, when and if any service (such as janitorial service) which is normally provided by Landlord to tenants of the Building in their premises:

            (i) is not provided by Landlord in the Premises under the specific terms of this Lease, then in determining Tenant's Operating Expenses for Tenant, the cost of that service [except as it relates to Common Areas, and to those areas of the Building from time to time not designated for leasing or designated by Landlord for use by or for the benefit of Tenant (or by or for the benefit of the sublessees, agents, employees, customers or licensees of Tenant) in common with all other tenants and other persons in the Building] shall be excluded, and

            (ii) is not provided by Landlord in a significant portion of the Building, then in determining Tenant's Operating Expenses (excluding Real Estate Taxes) for Tenant, the cost of that service shall be divided by the difference between the Square Feet in the Building and the number of Square Feet in the Building in which Landlord does not provide such service.


                             Exhibit C Page 4 of 5

      7.01 Adjustment in Landlord's Operating Costs. If the Building is less than 100% occupied during any calendar year during the Term of this Lease, or if the entire Building is not furnished with building standard services during any calendar year, Landlord's Operating Costs for such year shall be adjusted to reflect the amount of Landlord's Operating Costs that Landlord reasonably determines would have been incurred during such year had the Building been 100% occupied during such year and had the entire Building been furnished with building standard services during such year.

      8.01 Partial Lease Year. If the Term commences after the beginning of or terminates before the end of a Lease Year, any amount payable by Tenant or Landlord shall be adjusted proportionately.

      9.01 Shared Facilities, Services and Utilities.

            (a) If any facilities, services or utilities:

                  (i) for the operation, repair and maintenance of the Center are provided from another building or other buildings owned or operated by Landlord or any affiliate of Landlord or any agent of Landlord, or

                  (ii) for the operation, repair and maintenance of another building or other buildings owned or operated by Landlord or any affiliate of Landlord, or any agent of Landlord are provided from the Center, the net costs, charges and expenses therefor, for the purposes of Section 4.01, shall be allocated by Landlord between the Center and the other building or buildings on a fair and equitable basis.

            (b) Landlord's Operating Costs shall not include thirty-three percent (33%) of the costs of operating the Tower One Garage and twenty percent (20%) of the costs of external grounds maintenance attributable to that part of the Center subject to the Phase One Planned Unit Development and which are payable by the Annex property.

      10.01 Adjustment of Landlord's Operating Costs. Landlord shall use reasonable efforts to recover where circumstances so permit an equitable share of the cost of operating and maintaining Center Common Area from owners or occupants of adjoining properties and shall credit any such recoveries to the gross cost before determination of Landlord's Operating Costs.


                             Exhibit C Pages 5 of 5

                                   EXHIBIT D
                                       TO
                                     LEASE

                       CONFIRMATION OF COMMENCEMENT DATE

      THIS CONFIRMATION AGREEMENT is made and agreed upon as of this ______ day of _______________ 19 by and between WRC Properties, Inc., a Delaware corporation (the "Landlord"), and ______________________, a _______________ (the
"Tenant").

                                   WITNESSETH

      Landlord and Tenant have previously entered into a certain lease agreement dated __________,19 (the "Lease"), covering certain premises located in Colorado Center Tower One as more particularly described in the Lease (the "Premises").

      NOW, THEREFORE, in connection with the foregoing, the parties hereto mutually agree as follows:

1. For the purpose of confirming the establishment of the Commencement Date, as required by the provisions of the Lease, Landlord and Tenant hereby agree that:

      a. The date of________________, __________ is hereby established as the Commencement Date referred to in the Lease;

      b. The date of January 1, __________, is hereby established as the first day of the first Lease Year referred to in the Lease.

      c. The date of _____________, ___________,is hereby established as the "Expiration Date" of the Term of the Lease;

      d. The Square Feet of the Premises is ___________ ( ) square feet. The Square Feet of the Building in which the Premises is located is __________ (___) square feet; and

      e. The Base Rent for the Term, payable according to Article 4 herein, is:

            Monthly Rent                Annual Base Rent
            ------------                ----------------
              $_____                          $_____

      f.    Tenant's Pro Rata Share is____ percent (__%).


                             Exhibit D Page 1 of 2

      g. The Parking Area includes ____ parking spaces pursuant to Paragraph 2.4.

2. This Confirmation Agreement and each and all provisions hereof shall inure to the benefit of, or bind, as the case may require, the parties hereto and their respective heirs, successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date and year first written above.

TENANT:                                         LANDLORD:
___________________________,                    ___________________________,
a(n)_______________ corporation                 a(n) ______________ corporation

By:                                             By:
Name:                                           Name:
Its:                                            Its:


                             Exhibit D Page 2 of 2

                                   EXHIBIT E
                              TENANT IMPROVEMENTS

                            [INTENTIONALLY DELETED]


                             Exhibit E page 1 of 1

                                    EXHIBIT F
                                       TO
                                      LEASE

                             RULES AND REGULATIONS
                       COLORADO CENTER TOWERS ONE AND TWO

      Tenant agrees to comply with and observe the following rules and regulations, and Tenant's failure to keep and observe them shall constitute an Event of Default under the Lease. In the event of any inconsistency between the terms of the Lease and these Rules and Regulations, the terms of the Lease shall prevail. Landlord reserves the right from time to time to amend or supplement these Rules and Regulations, and to adopt and promulgate additional Rules and Regulations applicable to the Building. Notice of such amended or additional Rules and Regulations shall be given to Tenant in writing, and Tenant agrees thereupon to comply with and observe all rules and regulations and amendments and additions thereto. To the best of Landlord's ability, Landlord shall uniformly enforce the Rules and Regulations in a reasonable manner.

1. Business Hours. Business Hours for the Building are 6:00 a.m. to 7:00 p.m. Monday through Friday and 8:00 a.m. to noon Saturday, excluding legal holidays.

2. Security. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishings, or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto. Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Premises. Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises, without the prior written consent of Landlord.

3. Entry. Entry to the Building at times other than Business Hours shall be limited to the entrance controlled by use of any after hours card access entry system installed by Landlord. Tenants, their employees or agents, or anyone else who desires to enter the Building after Business Hours, may be required to provide appropriate identification and sign in upon entry, and sign out upon leaving, giving the location during such person's stay and such person's time of arrival and departure and shall otherwise comply with any reasonable access control procedures as Landlord may from time to time institute.

4. Directory. Landlord will provide and maintain in a conspicuous location in the Building lobby area a directory for all tenants, and no other directory shall be


                             Exhibit F Page 1 of 6
      permitted. Tenants will be identified on such directory by the name of the tenant. The style and size of lettering on such directory shall be determined by Landlord.

5. After-Hours HVAC. HVAC service at times other than Business Hours shall be furnished upon Tenant's request in accordance with procedures established by Landlord from time to time. Tenant shall bear the entire cost of such additional service as such costs are determined by Landlord from time to time. Upon Tenant's prior written request, Landlord will notify Tenant of the cost per hour of such after-hour HVAC prior to furnishing such services to the Premises. Instructions for use of any after hours HVAC systems will be provided prior to occupancy.

6. Windows. Tenant shall use only window coverings approved by Landlord in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers, or other materials on or at any window in the Premises without Landlord's prior written consent. Tenant shall ensure that window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

7. Repairs. Maintenance. Alterations, and Improvements. Tenant shall carry out Tenant's repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the right of other tenants in the Building.

8. Water Fixtures. Tenant shall not use water fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by Tenant shall be paid for by Tenant.

9. Personal Use of Premises. The Premises shall not be used or permitted to be used for residential, lodging, or sleeping purposes or for the storage of personal effects or property not required for business purposes.

10. Heavy Articles. Tenant shall not place in or move about the Premises without Landlord's prior written consent any safe or other heavy article which in Landlord's reasonable opinion may damage the Building or Premises, and Landlord may designate the location of any heavy articles in the Premises.

11. Bicycles: Animals. Tenant shall not bring any animals or birds into the Building, unless otherwise required by law. Tenant shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.


                             Exhibit F Page 2 of 6

12. Deliveries. Tenant shall ensure that deliveries of materials and supplies to the Premises are made through entrances such as loading docks, elevators, and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries.

13. Furniture and Equipment. Tenant shall ensure that furniture and equipment being moved into or out of the Premises is moved through entrances, such as loading docks, elevators, and corridors and at such time as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby.

14. Solicitations. Landlord reserves the right to restrict or prohibit canvassing, soliciting, or peddling in the Building.

15. Food and Beverages. Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve, or distribute foods or beverages in the Building, or use the elevators, corridors, or common areas for any such purpose. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit on the Premises the use of equipment of dispensing food or beverages or for the preparation, solicitation of order for, sale, serving, or distribution of food or beverages (but the foregoing shall not prohibit a refrigerator, microwave oven, coffee machines (or similar equipment solely for the use by Tenant's employees).

16. Refuse. Tenant shall place all refuse in proper receptacles provided by Tenant at its expense in the Premises or in receptacles (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building, and lobbies, corridors, stairwells, ducts, loading dock, and shafts of the Building free of all refuse.

17. Obstructions. Tenants shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells, ducts, loading dock or other common areas of the Building, or use such locations for any purpose except access to and exit from the Premises, without Landlord's prior written consent. Landlord may remove at Tenant's expense, any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

18. Dangerous or Immoral Activities. Tenant shall not make any use of the Premises which involves the danger of injury to any person, nor shall the same be used for any immoral purpose.


                             Exhibit F Page 3 of 6

19. Proper Conduct. Tenant shall not conduct itself in any manner which is inconsistent with the character of the Building as a first class building or which will impair the comfort and convenience of other tenants in the Building.

20. Employees. Agents, and Invitees. In these Rules and Regulations, "Tenant" includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

21. Noise. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, television set, talking machine, unusual noise, whistling, singing, or in any other way. Tenant shall not throw anything out of the doors, windows, skylights, or down the passageways. No aerial shall be erected on the roof or exterior walls of the Premises, or on the Common Area of the Building or Center without, in each, instance, the prior written consent of the Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

22. Signage. No sign, advertisement, display, notice or other lettering shall be exhibited, inscribed, painted, or affixed on any part of the outside of the Premises or inside, if visible from the outside, or outside the Building of which they form a part, and subject to the provision of Rule 25 hereinbelow, no symbol, design, mark, or insignia adopted by Landlord of the Center or the tenants therein shall be used in connection with the conduct of Tenant's business in the Premises or elsewhere without, in each instance, the prior written consent of Landlord. All such signs, displays, advertisements, and notices of Tenant so approved by Landlord shall be maintained by Tenant in good and attractive condition at Tenant's expense and risk. Tenant shall not use handbills for advertising at the Center.

23. Outside Premises. No awning or other projections shall be attached to the outside walls of the Premises or the Building without, in each instance, the prior written consent of Landlord. Awnings or other projections shown on plans approved by Landlord shall be deemed to have received Landlord's prior written consent. Tenant shall not place or maintain any merchandise, security devices, signs or other articles outside of the Premises or in the Common Areas of the Building or the Center without Landlord's prior written consent.

24. Parking. Tenant shall restrict parking by Tenant, its officers, employees, agents and invitees to the Parking Area described in the Lease. There shall be no parking in areas designated as fire lanes. Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's car(s) or those of its employees within five (5) days after taking possession of the Premises and shall thereafter notify Landlord of


                             Exhibit F Page 4 of 6
      any changes within five (5) days after such changes occur. If Tenant or its employees shall fail to park their car(s) in the designated Parking Area after giving notice to Tenant, Landlord shall have the right to charge Tenant, Ten and No/Dollars ($10.00) per day per car parked in any parking area other than those designated. Upon Landlord's prior written request, Tenant shall require each of its on-Premises employees, as a condition of their employment to acknowledge, in writing, their agreement to park in the designated Parking Area. Tenant or Tenant's employees shall not park their vehicles overnight or for extended periods without the prior written consent of Landlord. Tenant shall take such action as is necessary in order to enforce such agreements on behalf of both Landlord and Tenant.

25. Advertising. Tenant may use the Center name and logo, if any be designated by Landlord, as either may be changed from time to time, in referring to the location of the Premises in advertising. Such logo shall be and remain in the sole property of Landlord and Landlord may revoke the license hereby granted to Tenant for the use of same at any time.

26. Life Safety. Tenant shall participate in all fire and other life-safety evacuation drills, training exercises and similar activities for the Building. Tenant shall post in the Premises all signs and notices, if any, furnished by Landlord with respect to evacuation and similar procedures.

27. Locking Doors. Tenant shall lock all office doors leading to corridors and turn out all lights within the Premises at the close of the working day.

28. Vending Machines. No vending machines shall be placed within the Premises without the prior written consent of Landlord.

29. Locks; Keys. Landlord shall provide all locks for all doors in the Premises, at Tenant's expense, and no additional lock(s) shall be placed on any door within the Premises without Landlord's prior written consent. Landlord shall provide Tenant with an initial set of keys for each corridor door entering the Premises. Additional keys shall be provided by Landlord at Tenant's expense. All such keys shall remain the property of Landlord and shall be surrendered to Landlord at the end of the term of Tenant's Lease. Tenant shall not make, or permit to be made, any duplicate keys, except those provided by Landlord. All requests for duplicate keys shall be made to the Building Management Office. Landlord will provide the initial supply of after hours access cards at its expense, however, any additional or replacement cards will be supplied by Landlord at Tenant's expense. Upon expiration or termination of the Lease, Tenant agrees to return all access cards to Landlord and for any keys and/or cards not returned, Tenant shall reimburse Landlord for the cost at the then present rate for such keys and access cards.


                             Exhibit F Pages 5 of 6

30. Flammable Substances. Tenants shall not place or use or keep in the Building gasoline, kerosene oil, acids, caustics or any inflammable or explosive fluid or substance, or any illuminating material, unless it is battery powered.

31. Use of Premises. The Premises shall not be used for conducting any barter, trade, or exchange of goods or sale through promotional give-away gimmicks or any business involving the sale of second-hand goods, insurance salvage stock, or fire sale stock, and shall not be used for any auction or pawnshop business, any fire sale, bankruptcy sale, going-out-of-business sale, moving sale, bulk sale, or any other business which, because of merchandising methods or otherwise, would tend to lower the character of the Building, or which would be in violation of any law.

32. Personal Property. Landlord will not be responsible for lost or stolen personal property, money or jewelry from the Premises or public areas regardless of whether such loss occurs when such area is locked against entry or not.

33. Holiday Decorations. All holiday and other temporary or special installations or decorations which a tenant desires to install in the Premises must be flame retardant.


                             Exhibit F Page 6 of 6

                                   EXHIBIT G
                                       TO
                                     LEASE

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") is made by and between ______________________, a _____________ corporation
("Lender") and Tenant (as defined below).

DEFINITIONS

Borrower:   ________________________, a [an] [individual] [corporation] [limited company] [general partnership] [limited partnership].

Tenant:     ________________________,a [an] [individual] _____________
            [corporation] [limited liability company] [general partnership] [limited partnership] [d/b/a/ ___________].

Property:   The real property located at 2000 South Colorado Boulevard in the
            City and County of Denver, State of Colorado, more commonly known as Colorado Center Tower _____________, as described on Exhibit "B-2",
            Legal Description of the Land, and all fixtures thereon.

Landlord:   The landlord under the Lease and its successors and assigns from time to time except a "Successor Landlord" (defined in Appendix
            G-1).

Lease: The lease, dated _______________, by and between Borrower, as landlord, and Tenant, as tenant, as previously amended by amendment(s) dated _____________________, for a term of_____ years that commenced on _________________.

Leased Space: [Suite No._____] [Floor _____] [Store No._____] leased to Tenant pursuant to the Lease.

Loan: The loan from Lender to Borrower, including any advances and increases, secured by, among other things, a lien on the Property.

Mortgage:   The [Open-End] [Mortgage] [Deed of Trust], Assignment of Leases and
            Rents and Security Agreement by Borrower in favor of Lender, as amended or consolidated from time to time, [to be] recorded [on
            _____________ at Book _______________, Page _____________,] in the
            Official Records of the County of ________, State of___________ (the
            "Land Records") to secure the Loan.


                             Exhibit G Page 1 of 3

Assignment: The Assignment of Leases and Rents, by Borrower in favor of Lender, as amended or consolidated from time to time, [to be] recorded [on ___________ at Book _______,Page ______,] in the Land Records to secure the Loan.

Rent: [All rents, additional rents and other sums payable under the Lease to be inserted.]

Notice
Addresses:  Teachers Insurance and Annuity Association of America 730
            Third Avenue New York, New York 10017 Attention: Director, Portfolio Management Mortgage and Real Estate Application #__________________ Mortgage #_______________________

Lender:     [Name]
            [Address]
            [City, State, Zip Code]
            [Attention:]

Tenant:

      Lender and Tenant incorporate by reference all of the terms of Appendix G-I attached to this Agreement.

      This Agreement contains the entire agreement between Lender and Tenant with respect to the subject matter of this Agreement, may be executed in counterparts that together constitute a single document and may be amended only by a writing signed by Lender and Tenant.

      IN WITNESS WHEREOF, Lender and Tenant have executed and delivered ________ Agreement as of _________________, 199__.

                                        By:
                                          Name:
                                          Title:

                                     Insert Name of Tenant
                                     ---------------------

                                     _______________________ a [an] [individual]
                                     __________ [corporation] [limited liability


                             Exhibit G Page 2 of 3
                                    company] [general partnership] [limited
                                    partnership]
                                    [d/b/a/

                                    By:
                                      Name:
                                      Title:


                             Exhibit G Page 3 of 3

                                  APPENDIX G-1
                                       TO
                                     LEASE

RECITALS:

      E. Borrower and Tenant have executed the Lease pursuant to which Borrower leased to Tenant the Leased Space.

      F. Tenant and Lender desire to agree on the relative priorities of their interests in the Property and their rights and obligations if certain events occur.

      NOW, THEREFORE, for good and sufficient consideration, the parties agree as set forth below.

      1. Tenant and Lender agree that until the Mortgage is satisfied of records:

            (a) The Lease and all of Tenant's rights under the Lease are and will remain subject and subordinate to the lien of the mortgage and to the lien of all future advances made under the Mortgage or to any other mortgage or other security instrument on the Property now or in the future made by Lender and Tenant will not subordinate the Lease to any other lien against the Property without Lender's prior consent;

            (b) Except for any security deposit, Tenant will not pay Rent more than one month in advance and will not offset against Rent except as expressly provided in the Lease;

            (c) Upon receipt of notice from Lender, Tenant will pay the Rent as and when due under the Lease to Lender and the payments will be credited against the Rent due under the Lease; Borrower hereby acknowledges and agrees that Tenant has the right to rely on such notice from Lender without consent of or notice from Borrower;

            (d) Tenant does not have and will not acquire any right or option to purchase portion of or interest in the Property.

      2. Tenant may enter into amendments of the Lease without Lender's prior consent, except as follows:

            (a) Tenant will not enter into any amendment that reduces the Rent due or payable under the Lease without Lender's prior consent which will not be unreasonably withheld or delayed, except Tenant may agree to a rent reduction without Lender's prior consent in


                            Exhibit G-1 Page 1 of 4
connection with an extension or renewal of the Lease but only if the rent for the extension or renewal period is consistent with then prevailing market terms for like space;

            (b) Tenant will not amend the Lease to reduce the initial term of the Lease or any renewal term of the Lease after the renewal has been exercised, will not terminate or cancel the Lease except as expressly allowed in the Lease and will not surrender the Leased Space without Lender's prior consent which will not be unreasonably withheld or delayed, provided that during the last six months of the initial term or any renewal term of the Lease, Tenant may terminate or cancel the Lease or surrender the Leased Space without Lender's prior consent; and

      3. If Tenant is not in default under this Agreement and is not in default beyond any applicable grace and cure periods under the Lease, Tenant and Lender agree as follows:

            (a) If Lender commences a judicial or non-judicial foreclosure or other proceeding to enforce the Mortgage or exercises any power of sale (an "Action"), Lender will not name Tenant as a part to the Action unless joinder is required under applicable law and in such case Lender will not seek affirmative relief from Tenant, the Lease will not be terminated and Tenant's possession will not be disturbed;

            (b) If Lender or any other entity (a "Successor Landlord") acquires the Property through an Action or by deed-in-lieu of foreclosure (an "Acquisition"), Successor Landlord will not disturb Tenant's possession of the Leased Space, the Lease will continue in full force and effect with Successor Landlord and Tenant bound by the Lease; and

            (c) If, notwithstanding the foregoing, the Lease is terminated as a result of such action, a lease between Successor Landlord and Tenant will be deemed created on the same terms as the Lease except that the terms of the replacement lease will be the then unexpired term of the Lease. Successor Landlord and Tenant will execute a replacement lease on such terms at the request of either.

      4. Upon an Acquisition Tenant will recognize and attorn to Successor Landlord as the Landlord under the Lease for the balance of the term. Tenant's attornment will be self-operative with no further instrument required to effectuate the attornment except that at the Successor Landlord's request, Tenant will execute instruments reasonably satisfactory to such Successor Landlord confirming the attornment.

      5. Successor Landlord will not be:

            (i) liable for any act or omission of Landlord occurring prior to the date of Acquisition except for repair and maintenance obligations of a continuing nature imposed on the landlord under the Lease;


                            Exhibit G-1 Page 2 of 4

            (ii) required to credit Tenant with any Rent for any rental period beyond the then current rental period or for any security deposit unless it has been received by Successor Landlord;

            (iii) bound by any amendment, renewal or extension of the Lease that is not in writing signed by both Tenant and Landlord, that is inconsistent with the terms of this Agreement or that was made without Lender's prior consent, if Lender's prior consent was required under the terms of this Agreement;

            (iv) subject to any credits, offsets, claims, counterclaims or defenses that Tenant may have against Landlord arising prior to the date of Acquisition, except those expressly provided in the Lease;

            (v) liable for any damages Tenant may suffer as a result of any misrepresentation, breach of warranty or any act of or failure to act by any party other than Successor Landlord;

            (vi) obligated to make any payment or to give any credit or allowance to Tenant including, without limitation, for any improvements, demolition or other work in the Leased Space or the Property (other than to reconstruct after a casualty or condemnation if the insurance or condemnation proceeds are paid to Successor Landlord) or to undertake or complete construction of improvements in the Leased Space or the Property or to any leasing commissions arising out of the Lease; or

            (vii) liable for any obligations of Landlord with respect to off-site property or facilities for the use of Tenant (such as off-site leased space or parking) unless Successor Landlord succeeds through Acquisition to Landlord's right, title or interest in the off-site property.

      6. Lender will have the right, but not the obligation, to cure any default by Borrower under the Lease. Tenant will notify Lender of any default by Borrower that would entitle Tenant to terminate the Lease or abate the Rent and any notice of termination or abatement will not be effective unless Tenant has so notified Lender of the default and Lender has had a 30 day cure period except for an emergency repair (or such longer period as may be necessary if the default is not susceptible to cure within 30 days) commencing on the latest to occur of the date on which (i) the cure period under the Lease expires; (ii) Lender receives the notice required by this paragraph.


                            Exhibit G-1 Page 3 of 4

      7. Tenant certifies that except as provided on Exhibit __ the Lease represents the entire agreement between Borrower and Tenant regarding the Leased Space; the Lease is in full force and effect; neither party is in default under the Lease beyond any applicable grace and cure periods and no event has occurred which with the giving of notice would constitute a default under the Lease; Tenant has entered into occupancy and is open and conducting business in the Leased Space; and all conditions to be performed to date by Landlord have been satisfied.

      8. Upon not less than 20 days' prior request from Lender, Tenant will execute, acknowledge and deliver to Lender an estoppel certificate containing the information required in the Lease and any other information reasonably requested by Lender.

      9. All notices, requests or consents required or permitted to be given under this agreement must be in writing and sent by certified mail, return receipt requested or by a nationally recognized overnight delivery service providing evidence of the date of delivery, with all charges prepaid, addressed to the appropriate party at its Notice Address.

      10. Tenant acknowledges and agrees that this Agreement constitutes notice to Tenant of the existence of the lien of the Mortgage and that the Lease and the Rent have been assigned to Lender as security for the Loan.

      11. Any claim by Tenant against Successor Landlord under the Lease or this Agreement will be satisfied solely out of Successor Landlord's interest in the Property and rents and incomes therefrom and Tenant will not seek recovery against or out of any other assets of Successor Landlord. Successor Landlord will have no liability or responsibility for any obligations under the Lease that arise subsequent to any transfer of the Property by Successor Landlord.

      12. This Agreement is governed by and will be construed in accordance with the laws of the state or commonwealth in which the Property is located.

      13. Lender and Tenant waive trial by jury in any proceeding brought by, or counterclaim asserted by, Lender or Tenant relating to this Agreement.

      14. If there is a conflict between the terms of the Lease and this Agreement, terms of this Agreement will prevail.

      15. This Agreement binds and inures to the benefit of Lender and Tenant and their respective successors, assigns, heirs, administrators, executors, agents and representatives.


                            Exhibit G-1 Page 4 of 4

                                   EXHIBIT H
                                       TO
                                     LEASE

                                    GUARANTY

      This Guaranty dated as of , ____, by _________________________________
duly incorporated under the laws of _________________________________, having an office at ("Guarantor") to WRC Properties, Inc. ("Landlord"), having an office at 730 Third Avenue, New York, New York 10017-3206.

                                    RECITALS

      WHEREAS, ______________________ ("Tenant") and Landlord have entered into a Lease dated ___________, 199 for certain premises located in the Colorado Center Tower Building, 2000 South Colorado Boulevard, Denver, Colorado, (the "Lease").

      WHEREAS, Guarantor has reviewed the Lease and is fully familiar with the terms thereof;

      WHEREAS, Landlord is willing to enter into the Lease only if Guarantor executes and delivers this Guaranty; and

      WHEREAS, Guarantor is willing to execute and deliver this Guaranty to induce Landlord to enter into the Lease;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, Guarantor agrees as follows:

      1. Guaranty of Obligations. Guarantor hereby unconditionally and irrevocably guarantees to Landlord, its successors and assigns, the full and timely payment of rent and other charges under the Lease and performance of all Tenant's obligations under the Lease and the terms, covenants and conditions thereof (collectively, the "Obligations").

      2. Guaranty Unconditional. The obligations of Guarantor hereunder shall be unconditional and absolute. Without limiting the generality of the foregoing, Guarantor shall not be released, discharged or otherwise affected by:

            (a) any settlement, compromise, waiver or release in respect of any of the Obligations;


                             Exhibit H Page 1 of 5

            (b) any modification, amendment, renewal or extension of the Lease including any enlargement or change in the premises under the Lease, and Guarantor's obligations hereunder shall apply fully to any such modification, amendment, renewal, or extension;

            (c) any assignment of Tenant's interest under the Lease, whether or not permitted by Landlord;

            (d) the existence of any claim, setoff or other rights which Guarantor may have at any time against Landlord; and

            (e) any exercise or restraint from exercising any rights (whether under contract or by law or equity) against Tenant or any consent to or waiver of any breach of or default under the Lease by Tenant.

            (f) the institution by or against Tenant of any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceedings under any law for the relief of debtors or the benefit of creditors, or the discharge by Tenant of any of the obligations pursuant to such law or proceeding; and

            (g) any invalidity or unenforceability for any reason of the Lease relating to or against Landlord.

      3. Waiver. Landlord shall not be required to initiate, pursue or exhaust any remedy or claim against Tenant as a condition to enforcement of Guarantor's obligations under this Guaranty, and Landlord may, at its option, join Guarantor in any action or proceeding brought against Tenant to enforce any of Tenant's obligations under the Lease, or may sue Guarantor in one or more separate proceedings. Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein. Until all of Tenant's obligations under the Lease are fully performed, Guarantor waives any right of subrogation against Tenant by reason of any payments or acts or performance in compliance with the obligations of Guarantor under this Guaranty and Guarantor subordinates any liability or indebtedness of Tenant held by Guarantor to the Obligations.

      4. Guarantor's Statements. The person executing this Guaranty on behalf of Guarantor represents and warrants to Landlord that: a) Guarantor is a corporation duly organized, validly existing and in good standing; b) Guarantor has the full power and authority to execute and deliver this Guaranty; c) the execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action of Guarantor; and d) all financial information of Guarantor previously furnished to Landlord is accurate in all material respects.

      5. Costs of Collection: Indemnification. After notice to Guarantor and failure of Guarantor to perform its obligations under this Guaranty, within five
(5) days, Guarantor shall


                             Exhibit H Page 2 of 5
pay Landlord on demand, all reasonable fees and disbursements of Landlord's attorneys related to any action or proceeding instituted by Landlord seeking to cause Guarantor to honor this Guaranty.

      6. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM OUT OF OR IN ANY WAY CONNECTED WITH THE GUARANTY OR THE LEASE.

      7. Governing Law: Jurisdiction: Arbitration. This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado and shall constitute the entire and sole understanding of the parties hereto notwithstanding any prior oral or written statements, instruction, agreements, representations or other communications.

            (a) All claims, disputes and other matters in question between the parties to this Guaranty, arising out of or relating to this Guaranty or the breach thereof, shall be decided by arbitration in accordance with the Lease. This agreement to arbitrate and any agreement to arbitrate with an additional person or persons duly consented to by the parties to this Guaranty shall be specifically enforceable under the prevailing arbitration law.

            (b) Notice of the demand for arbitration shall be filed in writing with the other party to this Guaranty and with the American Arbitration Association. The demand shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

            (c) The award rendered by the arbitrators shall be final, and judgement may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

            (d) The location for settlement for any and all claims, controversies or disputes arising out of or relating to this Guaranty or any breach thereof when decided by arbitration shall be in Denver, Colorado.

      8. Captions. The captions herein are for convenience of reference only and shall not be considered when construing or interpreting this Guaranty. Neither this Guaranty nor any provisions hereof shall be construed against the party causing this Guaranty or such provisions to be drafted.

      9. Severability. If any provision of this Guaranty or the application thereof to any person or circumstances shall in whole or in part be invalid or unenforceable, the remainder of this Guaranty shall be valid and enforced to the fullest extent permitted by law.


                             Exhibit H Page 3 of 5

      10. Notice. Any notice, demand or other communication with respect to this Guaranty that Guarantor or Landlord may desire to give or serve shall be in writing, by registered or certified mail, postage prepaid, return receipt requested, by prepaid telegraph, or by personal service (including express or courier service) and addressed as follows:

        To Landlord:    WRC Properties, Inc.
                        730 Third Avenue
                        New York, NY 10017-3206

        To Guarantor:   ___________________
                        ___________________
                        ___________________

      11. Successors and Assigns. The Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Guarantor may not assign its obligations hereunder, and any such assignment shall be null and void.

      12. Entire Agreement. This Guaranty is the entire agreement of the Guarantor and Landlord with respect to the subject matter hereof. This Guaranty shall not be amended, modified or terminated nor may any of its provisions be waived, except by a writing signed by Guarantor and Landlord.

      IN WITNESS WHEREOF, this Guaranty has been duly executed as of the date first above written.

                               ________________________________

                               ________________________________
                               By: ____________________________
                               Title: _________________________


                             Exhibit H Page 4 of 5

STATE OF                       )
                               ) ss.

COUNTY OF                      )

      The foregoing instrument was acknowledged before me this _____ day of ___________, ___, by _______________________ of ______________________________.

      My commission expires:_________________________

      Witness my hand and official seal.


                             Exhibit H Page 5 of 5

                                   EXHIBIT I
                                       TO
                                     LEASE

                              FINANCIAL STATEMENT

                             Exhibit I Page 1 of 1